EXHIBIT 10.5

                               CREDIT AGREEMENT


                                     among


                        WHITING PETROLEUM CORPORATION,
                                 as Borrower,


           The Financial Institutions Listed on Schedule 1.1 Hereto,
                                   as Banks,


                                 BANK ONE, NA,
                            as Administrative Agent


                                      and

                     WACHOVIA BANK, NATIONAL ASSOCIATION,
                             as Syndication Agent


                                 $350,000,000


                                  dated as of

                               December 20, 2002

                        BANC ONE CAPITAL MARKETS, INC.,
                     as Sole Lead Arranger and Bookrunner

                                                 TABLE OF CONTENTS
                                                 -----------------

                                                                                                                 Page No.
                                                                                                                 --------
Article I TERMS DEFINED...............................................................................................1
     Section 1.1      Definitions.....................................................................................1
     Section 1.2      Accounting Terms and Determinations............................................................16
     Section 1.3      Petroleum Terms................................................................................16
     Section 1.4      Money..........................................................................................17

Article II THE CREDIT................................................................................................17
     Section 2.1      Commitments....................................................................................17
     Section 2.2      Method of Borrowing............................................................................19
     Section 2.3      Method of Requesting Letters of Credit.........................................................20
     Section 2.4      Notes..........................................................................................20
     Section 2.5      Interest Rates; Payments.......................................................................20
     Section 2.6      Mandatory Prepayments..........................................................................22
     Section 2.7      Voluntary Prepayments..........................................................................22
     Section 2.8      Voluntary Reduction of Commitments.............................................................22
     Section 2.9      Termination of Commitments; Final Maturity of Revolving Loan...................................22
     Section 2.10     Application of Payments........................................................................22
     Section 2.11     Commitment Fee.................................................................................22
     Section 2.12     Agency and other Fees..........................................................................22

Article III GENERAL PROVISIONS.......................................................................................22
     Section 3.1      Delivery and Endorsement of Notes..............................................................22
     Section 3.2      General Provisions as to Payments..............................................................23

Article IV BORROWING BASE............................................................................................23
     Section 4.1      Reserve Report; Proposed Borrowing Base........................................................23
     Section 4.2      Scheduled Redeterminations of the Borrowing Base; Procedures and Standards.....................23
     Section 4.3      Special Redetermination........................................................................24
     Section 4.4      Borrowing Base Deficiency......................................................................24
     Section 4.5      Initial Borrowing Base.........................................................................25

Article V COLLATERAL AND GUARANTEES..................................................................................25
     Section 5.1      Security.......................................................................................25
     Section 5.2      Guarantees.....................................................................................26

Article VI CONDITIONS PRECEDENT......................................................................................26
     Section 6.1      Conditions to Initial Borrowing and Participation in Letter of Credit Exposure.................26
     Section 6.2      Conditions to Each Borrowing and each Letter of Credit.........................................28
     Section 6.3      Post-Closing Deliveries and Actions............................................................28
     Section 6.4      Materiality of Conditions......................................................................29

Article VII REPRESENTATIONS AND WARRANTIES...........................................................................29
     Section 7.1      Corporate Existence and Power..................................................................29
     Section 7.2      Credit Party and Governmental Authorization; Contravention.....................................29
     Section 7.3      Binding Effect.................................................................................29
     Section 7.4      Financial Information..........................................................................29
     Section 7.5      Litigation.....................................................................................30
     Section 7.6      ERISA..........................................................................................30
     Section 7.7      Taxes and Filing of Tax Returns................................................................40
     Section 7.8      Ownership of Properties Generally..............................................................40
     Section 7.9      Mineral Interests..............................................................................40
     Section 7.10     Licenses, Permits, Etc.........................................................................40
     Section 7.11     Compliance with Law............................................................................41
     Section 7.12     Full Disclosure................................................................................41


     Section 7.13     Organizational Structure; Nature of Business...................................................41
     Section 7.14     Environmental Matters..........................................................................41
     Section 7.15     Burdensome Obligations.........................................................................42
     Section 7.16     Fiscal Year....................................................................................42
     Section 7.17     No Default.....................................................................................42
     Section 7.18     Government Regulation..........................................................................42
     Section 7.19     Insider........................................................................................42
     Section 7.20     Gas Balancing Agreements and Advance Payment Contracts.........................................43
     Section 7.21     Subordinate Loan Documents.....................................................................43

Article VIII AFFIRMATIVE COVENANTS...................................................................................43
     Section 8.1      Information....................................................................................43
     Section 8.2      Business of Credit Parties.....................................................................45
     Section 8.3      Maintenance of Existence.......................................................................45
     Section 8.4      Title Data.....................................................................................45
     Section 8.5      Right of Inspection............................................................................45
     Section 8.6      Maintenance of Insurance.......................................................................45
     Section 8.7      Payment of Taxes and Claims....................................................................46
     Section 8.8      Compliance with Laws and Documents.............................................................46
     Section 8.9      Operation of Properties and Equipment..........................................................46
     Section 8.10     Environmental Law Compliance...................................................................47
     Section 8.11     ERISA Reporting Requirements...................................................................47
     Section 8.12     Additional Documents...........................................................................48
     Section 8.13     Environmental Review...........................................................................48
     Section 8.14     Cash Management................................................................................48
     Section 8.15     Permitted Exchange.............................................................................48

Article IX NEGATIVE COVENANTS........................................................................................50
     Section 9.1      Incurrence of Debt.............................................................................50
     Section 9.2      Restricted Payments............................................................................50
     Section 9.3      Negative Pledge................................................................................50
     Section 9.4      Consolidations and Mergers.....................................................................50
     Section 9.5      Asset Dispositions.............................................................................51
     Section 9.6      Amendments to Organizational Documents; Other Material Agreements..............................51
     Section 9.7      Use of  Proceeds...............................................................................51
     Section 9.8      Investments....................................................................................52
     Section 9.9      Transactions with Affiliates...................................................................52
     Section 9.10     ERISA..........................................................................................52
     Section 9.11     Hedge Transactions.............................................................................52
     Section 9.12     Fiscal Year....................................................................................52
     Section 9.13     Change in Business.............................................................................52
     Section 9.14     Subordinate Debt...............................................................................52
     Section 9.15     Obligations of Unrestricted Subsidiaries.......................................................52

Article X FINANCIAL COVENANTS........................................................................................52
     Section 10.1     Current Ratio of Borrower......................................................................53
     Section 10.2     Consolidated Total Debt to Annualized Consolidated EBITDAX.....................................53
     Section 10.3     Consolidated Senior Debt to Annualized Consolidated EBITDAX....................................53

Article XI DEFAULTS..................................................................................................53
     Section 11.1     Events of Default..............................................................................53

Article XII AGENTS...................................................................................................55
     Section 12.1     Appointment; Nature of Relationship............................................................55
     Section 12.2     Powers.........................................................................................55
     Section 12.3     General Immunity...............................................................................56
     Section 12.4     No Responsibility for Loans, Recitals, etc.....................................................56
     Section 12.5     Action on Instructions of Banks................................................................56


     Section 12.6     Employment of Agents and Counsel...............................................................56
     Section 12.7     Reliance on Documents; Counsel.................................................................57
     Section 12.8     Administrative Agent's Reimbursement and Indemnification.......................................57
     Section 12.9     Notice of Default..............................................................................57
     Section 12.10    Rights as a Bank...............................................................................57
     Section 12.11    Bank Credit Decision...........................................................................58
     Section 12.12    Successor Administrative Agent.................................................................58
     Section 12.13    Delegation to Affiliates.......................................................................59
     Section 12.14    Execution of Collateral Documents..............................................................59
     Section 12.15    Collateral Releases............................................................................59
     Section 12.16    Agents.........................................................................................59

Article XIII CHANGE IN CIRCUMSTANCES.................................................................................59
     Section 13.1     Increased Cost and Reduced Return..............................................................59
     Section 13.2     Limitation on Type of Loans....................................................................59
     Section 13.3     Illegality.....................................................................................59
     Section 13.4     Treatment of Affected Loans....................................................................59
     Section 13.5     Compensation...................................................................................59
     Section 13.6     Taxes..........................................................................................59
     Section 13.7     Discretion of Banks as to Manner of Funding....................................................59

Article XIV MISCELLANEOUS............................................................................................59
     Section 14.1     Notices........................................................................................59
     Section 14.2     No Waivers.....................................................................................59
     Section 14.3     Expenses; Indemnification......................................................................59
     Section 14.4     Right of Set-off; Adjustments..................................................................59
     Section 14.5     Amendments and Waivers.........................................................................59
     Section 14.6     Survival.......................................................................................59
     Section 14.7     Limitation on Interest.........................................................................59
     Section 14.8     Invalid Provisions.............................................................................59
     Section 14.9     Waiver of Consumer Credit Laws.................................................................59
     Section 14.10    Assignments and Participations.................................................................59
     Section 14.11    TEXAS LAW......................................................................................59
     Section 14.12    Consent to Jurisdiction; Waiver of Immunities..................................................59
     Section 14.13    Counterparts; Effectiveness....................................................................59
     Section 14.14    No Third Party Beneficiaries...................................................................59
     Section 14.15    COMPLETE AGREEMENT.............................................................................59
     Section 14.16    WAIVER OF JURY TRIAL...........................................................................59
     Section 14.17    Confidentiality................................................................................59


                                   EXHIBITS
                                   --------

EXHIBIT A  FORM OF FACILITY GUARANTY
EXHIBIT B  FORM OF PROMISSORY NOTE
EXHIBIT C  FORM OF BORROWER PLEDGE AGREEMENT
EXHIBIT D  FORM OF SUBSIDIARY PLEDGE AGREEMENT
EXHIBIT E  FORM OF REQUEST FOR BORROWING
EXHIBIT F  FORM OF REQUEST FOR LETTER OF CREDIT
EXHIBIT G  FORM OF NOTICE OF CONTINUATION OR CONVERSION
EXHIBIT H  FORM OF CERTIFICATE OF OWNERSHIP INTERESTS
EXHIBIT I FORM OF CERTIFICATE OF PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER EXHIBIT J FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT
EXHIBIT K  FORM OF SUBORDINATE NOTE

                                   SCHEDULES
                                   ---------

SCHEDULE 1.1    FINANCIAL INSTITUTIONS
SCHEDULE 6.3    POST-CLOSING DELIVERIES
SCHEDULE 7.5    LITIGATION
SCHEDULE 7.6    ERISA MATTERS
SCHEDULE 7.10   LICENSES, PERMITS, ETC.
SCHEDULE 7.13   ORGANIZATIONAL STRUCTURE
SCHEDULE 7.14   ENVIRONMENTAL DISCLOSURE
SCHEDULE 9.8    PERMITTED INVESTMENTS
SCHEDULE 9.15   OBLIGATIONS TO UNRESTRICTED SUBSIDIARIES

                               CREDIT AGREEMENT
                               ----------------

      THIS CREDIT AGREEMENT (this "Agreement") is entered into as of the 20th day of December, 2002, among WHITING PETROLEUM CORPORATION, a Delaware corporation ("Borrower"), BANK ONE, NA, with its main office in Chicago, Illinois, as Administrative Agent ("Administrative Agent"), WACHOVIA BANK, NATIONAL ASSOCIATION as Syndication Agent ("Syndication Agent"), and the financial institutions listed on Schedule 1.1 hereto as Banks (individually a "Bank" and collectively "Banks").

                             W I T N E S S E T H:
                             --------------------

      WHEREAS, Borrower has requested that Banks provide Borrower with a revolving credit facility, and Banks are willing to provide such facility on the terms and subject to the conditions hereafter set forth; and

      WHEREAS, pursuant to of this Agreement, Bank One, NA has been appointed Administrative Agent for Banks hereunder; and

      WHEREAS, pursuant to certain separate agreements among Bank One, NA, Banc One Capital Markets, Inc. ("BOCM") and Borrower, BOCM has been appointed Sole Lead Arranger and Bookrunner for the credit facility provided herein.

      NOW, THEREFORE, in consideration of the premises, the representations, warranties, covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Administrative Agent, Syndication Agent and Banks agree as follows:

                                   Article I
                                 TERMS DEFINED
                                 -------------

Section 1.1.....Definitions.  The  following  terms,  as used herein,  have the following meanings:

      "Adjusted Eurodollar Rate" means, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by Administrative Agent to be equal to the quotient obtained by dividing (a) the Eurodollar Rate for such Eurodollar Loan for such Interest Period by (b) 1 minus the Reserve Requirement for such Eurodollar Loan for such Interest Period.

      "Administrative   Agent"   means  Bank  One,   NA,  in  its  capacity  as
Administrative Agent for Banks hereunder or any successor thereto.

      "Advance Payment Contract" means any contract whereby any Credit Party either (a) receives or becomes entitled to receive (either directly or indirectly) any payment (an "Advance Payment") to be applied toward payment of the purchase price of Hydrocarbons produced or to be produced from Mineral Interests owned by any Credit Party and which Advance Payment is, or is to be, paid in advance of actual delivery of such production to or for the account of the purchaser regardless of such production, or (b) grants an option or right of refusal to the purchaser to take delivery of such production in lieu of payment, and, in either of the foregoing instances, the Advance Payment is, or is to be, applied as payment in full for such production when sold and delivered or is, or is to be, applied as payment for a portion only of the purchase price thereof or of a percentage or share of such production; provided that inclusion of the standard "take or pay" provision in any gas sales or purchase contract or any other similar contract shall not, in and of itself, constitute such contract as an Advance Payment Contract for the purposes hereof.

      "AER" means Alliant Energy Resources, Inc., a Wisconsin corporation.

      "Affiliate" means, as to any Person, any Subsidiary of such Person, or any other Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Person and, with respect to any Credit Party, means, any director, executive officer, general partner or manager of such Credit Party and any Person who holds ten percent (10%) or more of the voting stock, partnership interests, membership interests or other ownership interests of such Credit Party. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, membership interests or partnership interests, or by contract or otherwise.

      "Agent" means Administrative Agent, Syndication Agent, Sole Lead Arranger, Bookrunner, or any other agent appointed hereunder from time to time, and "Agents" means Administrative Agent, Syndication Agent, Sole Lead Arranger, Bookrunner, and any other agent appointed hereunder from time to time, collectively.

      "Agreement" means this Credit Agreement as the same may hereafter be modified, amended or supplemented from time to time.

      "Alliant" means Alliant Energy Corporation, a Wisconsin corporation.

      "Annualized Consolidated EBITDAX" means, for purposes of calculating the financial ratios set forth in Section 10.2 and Section 10.3 for any Fiscal Quarter, Borrower's actual Consolidated EBITDAX for the two (2) consecutive Fiscal Quarters ending on the calculation date multiplied by 2.

      "Applicable Environmental Law" means any federal, state or local law, common law, ordinance, regulation or policy, as well as order, decree, permit, judgment or injunction issued, promulgated, approved, or entered thereunder, relating to the environment, health and safety, or Hazardous Substances (including, without limitation, the use, handling, transportation, production, disposal, discharge or storage thereof) or to industrial hygiene or the environmental conditions on, under, or about any real property owned, leased or operated at any time by any Credit Party or any real property owned, leased or operated by any other party including, without limitation, soil, groundwater, and indoor and ambient air conditions.

      "Applicable Lending Office" means, for each Bank and for each Type of Revolving Loan, the "Lending Office" of such Bank (or of an affiliate of such Bank) designated for such Type of Revolving Loan on the signature pages hereof or such other office of such Bank (or an affiliate of such Bank) as such Bank may from time to time specify to Administrative Agent and Borrower by written notice in accordance with the terms hereof as the office by which Revolving Loans of such Type are to be made and maintained.

      "Applicable Margin" means, on any date, with respect to each Type of Revolving Loan, an amount determined by reference to the ratio of Outstanding Credit to the Borrowing Base on such date in accordance with the table below:


          ==================================== ============================ ==============================
            Ratio of Outstanding Credit to        Applicable Margin for         Applicable Margin for
                    Borrowing Base                  Eurodollar Loans               Base Rate Loans
          ------------------------------------ ---------------------------- ------------------------------
                      > .90 to 1                         2.250%                        1.000%
                      -
          ------------------------------------ ---------------------------- ------------------------------
                > .75 to 1 and < .90 to 1                2.000%                        0.750%
                -
          ------------------------------------ ---------------------------- ------------------------------
                > .50 to 1 and < .75 to 1                1.750%                        0.500%
                -
          ------------------------------------ ---------------------------- ------------------------------
                      < .50 to 1                         1.500%                        0.250%
          ==================================== ============================ ==============================


      "Approved Fund" means any Fund that is administered or managed by (a) a Bank, (b) an Affiliate of a Bank, or (c) an entity or an Affiliate of an entity that administers or manages a Bank.

      "Approved  Petroleum  Engineer"  means any reputable  firm of independent
petroleum   engineers  as  shall  be  selected  by  Borrower  and  approved  by
Administrative Agent, such approval not to be unreasonably withheld.

      "Asset Disposition" means the sale, assignment, lease, license, transfer, exchange (including the Permitted Exchange) or other disposition by any Credit Party of all or substantially all of its right, title and interest in any Borrowing Base Property.

      "Assignment and Acceptance  Agreement" has the meaning given such term in
Section 14.10(c)(i).

      "Authorized  Officer"  means,  as to  any  Person,  its  Chief  Executive
Officer, its President, its Chief Financial Officer, its Chief Accounting Officer, any of its Vice Presidents, its Treasurer or its corporate Secretary.

      "Availability" means, as of any date, the remainder of (a) the Borrowing Base in effect on such date, minus (b) the Outstanding Credit on such date.

      "Bank" means any financial institution reflected on Schedule 1.1 hereto as having a Commitment and its successors and permitted Assignees, and "Banks" shall mean all Banks.

      "Bank One" means Bank One, NA, a national banking association, with its main office in Chicago, Illinois, in its capacity as a Bank.

      "Base Rate" means, for any day, the rate per annum equal to the higher of (a) the Federal Funds Rate for such day plus one-half of one percent (.5%) and (b) the Prime Rate for such day. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective automatically and without notice to Borrower or any Bank on the effective date of such change in the Prime Rate or Federal Funds Rate.

      "Base Rate Loan" means the portion of the principal of the Revolving Loan bearing interest with reference to the Base Rate.

      "BOCM" means Banc One Capital Markets, Inc.

      "Bookrunner" means BOCM, in its capacity as bookrunner for the credit facility hereunder or any successor thereto.

      "Borrower" means Whiting Petroleum Corporation, a Delaware corporation.

      "Borrower Pledge Agreement" means a Pledge Agreement substantially in the form of Exhibit C attached hereto (with applicable conforming changes) to be executed by Borrower pursuant to which Borrower shall pledge to Administrative Agent, for the ratable benefit of Banks, all of the issued and outstanding Equity owned by Borrower of each Restricted Subsidiary described therein to secure the Obligations.

      "Borrowing" means any disbursement to Borrower under, or to satisfy the obligations of any Credit Party under, any of the Loan Papers. Any Borrowing which will constitute a part of the Base Rate Loan is referred to herein as a "Base Rate Borrowing," and any Borrowing which will constitute a Eurodollar Loan, is referred to herein as a "Eurodollar Borrowing."

      "Borrowing Base" has the meaning set forth in Section 4.1 hereof.

      "Borrowing Base Deficiency" means, as of any date, the amount, if any, by which the Outstanding Credit on such date exceeds the Borrowing Base in effect on such date; provided, that, for purposes of determining the existence and amount of any Borrowing Base Deficiency, Letter of Credit Exposure will not be deemed to be outstanding to the extent it is secured by cash in the manner contemplated by Section 2.1(b).

      "Borrowing Base Properties" means all Mineral Interests evaluated by Banks for purposes of establishing the Borrowing Base.

      "Borrowing Date" means the Eurodollar Business Day or the Domestic Business Day, as the case may be, upon which the proceeds of any Borrowing are made available to Borrower or to satisfy any obligation of any Credit Party.

      "Certificate of Ownership Interests" means a Certificate of Ownership Interests in the form of Exhibit H attached hereto to be executed and
delivered  by  an  Authorized   Officer  of  Borrower   pursuant  to  Section
6.1(a)(xiii) hereof.

      "Change of Control" means that, for any reason, Borrower shall cease to be a wholly owned direct or indirect Subsidiary of Alliant.

      "Closing Date" means the date upon which all of the conditions precedent set forth in Section 6.1 have been satisfied; provided, that, in no event shall such date be later than December 20, 2002.

      "Code" means the Internal Revenue Code of 1986, as amended.

      "Commitment" means, with respect to any Bank, the commitment of such Bank to lend its Commitment Percentage of the Total Commitment to Borrower pursuant to Section 2.1 hereof, as such Commitment may be terminated or reduced from time to time in accordance with the provisions hereof. On the Closing Date, the amount of each Bank's Commitment is the amount set forth opposite such Bank's name on Schedule 1.1 hereto; provided, that after giving effect to any Assignment and Acceptance Agreement, the Commitment of each Bank shall be the amount set forth in the Register maintained by Administrative Agent pursuant to Section 14.10(c)(iv) hereof.

      "Commitment   Fee   Percentage"   means,  on  any  date,  the  percentage
determined by reference to the ratio of Outstanding Credit to the Borrowing Base on such date in accordance with the table below:

                      ===================================== =======================================
                         Ratio of Outstanding Credit to                 Commitment Fee
                                 Borrowing Base                           Percentage
                       ------------------------------------- ---------------------------------------
                                    > .90 to 1                              0.500%
                                    -
                       ------------------------------------- ---------------------------------------
                             > .75 to 1 and < .90 to 1                      0.500%
                             -
                      ------------------------------------- ---------------------------------------
                             > .50 to 1 and < .75 to 1                      0.375%
                             -
                      ------------------------------------- ---------------------------------------
                                   < .50 to 1                               0.375%
                      ===================================== =======================================


      "Commitment Percentage" means, with respect to each Bank, the Commitment Percentage for such Bank set forth on Schedule 1.1 hereto; provided, that after giving effect to any Assignment and Acceptance Agreement, the Commitment Percentage of each Bank shall be the amount set forth in the Register maintained by Administrative Agent pursuant to Section 14.10(c)(iv) hereof.

      "Consolidated Current Assets" means, for any Person at any time, the current assets of such Person and its Consolidated Subsidiaries at such time, plus, in the case of Borrower, the Availability at such time. For purposes of this definition, any non-cash gains on any Hedge Agreement resulting from the requirements of SFAS 133 for any period of determination shall be excluded from the determination of current assets of such Person and its Consolidated Subsidiaries.

      "Consolidated Current Liabilities" means, for any Person at any time, the current liabilities of such Person and its Consolidated Subsidiaries at such time, but, in the case of Borrower, excluding the current portion (if
any)  of  the  outstanding   principal  balance  of  the  Revolving  Loan.  For
purposes of this definition, any non-cash losses or charges on any Hedge Agreement resulting from the requirements of SFAS 133 for any period of determination shall be excluded from the determination of current liabilities of such Person and its Consolidated Subsidiaries.

      "Consolidated   EBITDAX"   means,   for  any  Person   for  any   period:
(a) Consolidated Net Income of such Person for such period; plus, to the extent deducted in the calculation of Consolidated Net Income, (b) the sum of
(i) income or franchise Taxes paid or accrued; (ii) Consolidated Net Interest Expense; (iii) amortization, depletion and depreciation expense; (iv) any
non-cash  losses  or  charges  on  any  Hedge  Agreement   resulting  from  the
requirements  of  SFAS  133  for  that  period;   (v) other   non-cash  charges
(excluding accruals for cash expenses made in the ordinary course of business); and (vi) costs and expenses associated with, and attributable to, oil and gas capital expenditures that are expensed rather than capitalized;
less, to the extent  included in the  calculation of  Consolidated  Net Income,
(c) the sum of (i) the income of any Person (other than wholly-owned Subsidiaries of such Person) unless such income is received by such Person in a cash distribution; (ii) gains or losses from sales or other dispositions of assets (other than Hydrocarbons produced in the normal course of business);
(iii) any non-cash gains on any Hedge Agreement resulting from the requirements of SFAS 133 for that period; (iv) extraordinary or non-recurring gains, but not net of extraordinary or non-recurring "cash" losses; and
(v) costs and expenses associated with, and attributable to, oil and gas capital expenditures that are expensed rather than capitalized. Notwithstanding anything to the contrary contained herein, all calculations of Consolidated EBITDAX shall be (A) in all respects, acceptable to, and approved by, Administrative Agent, and (B) for any applicable period of determination during which Borrower has consummated an acquisition or disposition (to the extent permitted hereunder) of properties or assets, calculated and determined on a pro forma basis as if such acquisition or disposition was consummated on the first day of such applicable period.

      "Consolidated Net Income" means, for any Person for any period, the net income (or loss) of such Person and its Consolidated Subsidiaries for such period.

      "Consolidated Net Interest Expense" means, for any Person for any period, the remainder of the following for such Person and its Consolidated Subsidiaries for such period: (a) interest expense, minus (b) interest income.

      "Consolidated Senior Debt" means, for any Person for any period, all Debt of such Person and its Consolidated Subsidiaries determined on a consolidated basis for such period, other than the Subordinate Debt.

      "Consolidated Subsidiary" or "Consolidated Subsidiaries" means, for any Person, any Subsidiary or other entity the accounts of which would be consolidated with those of such Person in its consolidated financial statements.

      "Consolidated Total Debt" means, for any Person for any period, all Debt of such Person and its Consolidated Subsidiaries determined on a consolidated basis for such period.

      "Continue,"   "Continuation"   and   "Continued"   shall   refer  to  the
continuation pursuant to Section 2.5 hereof and/or Article XIII hereof of a Eurodollar Loan from one Interest Period to the next Interest Period.

      "Convert," "Conversion" and "Converted" shall refer to a conversion pursuant to Section 2.5 and/or Article XIII hereof of all or a portion of one Type of Revolving Loan into another Type of Revolving Loan.

      "Credit Parties" means, collectively, Borrower and each Restricted Subsidiary, and "Credit Party" means any one of the foregoing.

      "Debt" means, for any Person at any time, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments,
(c) all other indebtedness (including capitalized lease obligations, other than usual and customary oil and gas leases) of such Person on which interest charges are customarily paid or accrued, (d) all Guarantees by such Person,
(e) the unfunded or unreimbursed portion of all letters of credit issued for the account of such Person, (f) any amount owed by such Person representing the deferred purchase price of property or services other than accounts payable incurred in the ordinary course of business and in accordance with customary trade terms and which are not more than (90) days past the invoice date, and (g) all liability of such Person as a general partner of a partnership for obligations of such partnership of the nature described in
(a) through (f) preceding.

      "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice, lapse of time or both would, unless cured or waived, become an Event of Default.

      "Default Rate" means, in respect of any principal of the Revolving Loan or any other amount payable by Borrower under any Loan Paper which is not paid when due (whether at stated maturity, by acceleration, or otherwise), a rate per annum during the period commencing on the due date until such amount is paid in full equal to the sum of (i) two percent (2%), plus (ii) the Applicable Margin for Base Rate Loans, plus (iii) the Base Rate as in effect from time to time (provided, that if such amount in default is principal of a Eurodollar Borrowing and the due date is a day other than the last day of an Interest Period therefor, the "Default Rate" for such principal shall be, for the period from and including the due date and to but excluding the last day of the Interest period therefor, the sum of (a) two percent (2%), plus (b) the Applicable Margin for Eurodollar Loans, plus (c) the Eurodollar Rate for such Borrowing for such Interest Period as provided in Section 2.5 hereof, and thereafter, the rate provided for above in this definition).

      "Distribution" by any Person, means (a) with respect to any stock issued by such Person or any partnership, joint venture, limited liability company, membership or other interest of such Person, the retirement, redemption, purchase, or other acquisition for value of any such stock or partnership, joint venture, limited liability company, membership or other interest, (b) the declaration or payment of any dividend or other distribution on or with respect to any stock, partnership, joint venture, limited liability company, membership or other interest of such Person, and (c) any other payment by such Person with respect to such stock, partnership, joint venture, limited liability company, membership or other interest of such Person.

      "Domestic Business Day" means any day except a Saturday, Sunday or other day on which national banks in Dallas, Texas, are authorized by Law to close.

      "Domestic Lending Office" means, as to each Bank, (a) its office located at its address identified on Schedule 1.1 hereto as its Domestic Lending Office, (b) its office located at its address identified on the Register as its Domestic Lending Office, or (c) such other office as such Bank may hereafter designate as its Domestic Lending Office by notice to Borrower and Administrative Agent.

      "Environmental Complaint" means any complaint, summons, citation, notice, directive, order, claim, litigation, investigation, proceeding, judgment, letter or other communication from any federal, state or municipal authority or any other party against any Credit Party involving (a) a Hazardous Discharge from, onto or about any real property owned, leased or operated at any time by any Credit Party, (b) a Hazardous Discharge caused, in whole or in part, by any Credit Party or by any Person acting on behalf of or at the instruction of any Credit Party, or (c) any violation of any Applicable Environmental Law by any Credit Party.

      "Equity" means shares of capital stock or a partnership, profits, capital, member or other equity interest, or options, warrants or any other rights to substitute for or otherwise acquire the capital stock or a partnership, profits, capital, member or other equity interest of any Person.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

      "ERISA Affiliate" means any corporation or trade or business under common control with any Credit Party as determined under section 4001(a)(14) of ERISA.

      "Eurodollar Business Day" means any Domestic Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in the applicable Eurodollar interbank market.

      "Eurodollar Lending Office" means, as to each Bank, (a) its office, branch or affiliate located at its address identified on Schedule 1.1 hereto as its Eurodollar Lending Office, (b) its office, branch or affiliate located at its address identified on the Register as its Eurodollar Lending Office, or (c) such other office, branch or affiliate of such Bank as it may hereafter designate as its Eurodollar Lending Office by notice to Borrower and Administrative Agent.

      "Eurodollar Loans" means Revolving Loans that bear interest at rates based upon the Adjusted Eurodollar Rate.

      "Eurodollar Rate" means, for any Eurodollar Loan for any Interest Period therefor, the applicable British Bankers' Association LIBOR rate for deposits in Dollars as reported by any generally recognized financial information service as of 11:00 a.m. (London time) two (2) Eurodollar Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period; provided, that, if no such British Bankers' Association LIBOR rate is available to Administrative Agent, the applicable Eurodollar Rate for the relevant Interest Period shall instead be the rate determined by Administrative Agent to be the rate at which Bank One or one of its Affiliate banks offers to place deposits in Dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two (2) Eurodollar Business Days prior to the first day of such Interest Period, in the appropriate amount of Bank One's relevant Eurodollar Loan and having a maturity equal to such Interest Period.

      "Events of Default" has the meaning set forth in Section 11.1.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Exchange Agreement" means any exchange agreement executed by and between Borrower and Qualified Intermediary in accordance with Section 8.15, and pursuant to which certain of the terms and provisions of a Permitted Exchange shall be set forth.

      "Exhibit"   refers  to  an  exhibit   attached  to  this   Agreement  and
incorporated herein by reference, unless specifically provided otherwise.

      "Existing Alliant Credit Agreement" means that certain 364-Day Credit Agreement, dated as of October 11, 2002, by and among Alliant, Bank One, in its capacity as administrative agent thereunder, and the financial institutions a party thereto.

      "Existing Reserve Report" means an engineering and economic analysis of the Borrowing Base Properties prepared effective as of October 1, 2002, and dated November 7, 2002, by Borrower's in-house staff.

      "Facility Guaranty" means a Guaranty substantially in the form of Exhibit A attached hereto to be executed by each Restricted Subsidiary of Borrower in favor of Banks, pursuant to which such Restricted Subsidiary of Borrower guarantees payment and performance in full of the Obligations.

      "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day; provided that (a) if the day for which such rate is to be determined is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (b) if such rate is not so published on such next succeeding Domestic Business Day, the Federal Funds Rate for any day shall be the average rate charged to Administrative Agent on such day on such transactions as determined by Administrative Agent.

      "Financial Officer" of any Person means its Chief Financial Officer; provided, that if no Person serves in such capacity, "Financial Officer" shall mean the highest ranking executive officer of such Person with responsibility for accounting, financial reporting, cash management and similar functions.

      "Fiscal Quarter" means the three (3) month periods ending on March 31, June 30, September 30 and December 31 of each Fiscal Year.

      "Fiscal Year" means a twelve (12) month period ending December 31.

      "Fund"  means any Person  (other than a natural  person) that is (or will
be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

      "GAAP" means those generally accepted accounting principles and practices which are recognized as such by the Securities and Exchange Commission, the American Institute of Certified Public Accountants acting through its Accounting Principles Board or by the Financial Accounting Standards Board or through other appropriate boards or committees thereof and which are consistently applied for all periods after the Closing Date so as to properly reflect the financial condition, and the results of operations and changes in financial position, of Borrower and its Consolidated Subsidiaries, except that any accounting principle or practice required to be changed by the said Securities and Exchange Commission, Accounting Principles Board or Financial Accounting Standards Board (or other appropriate board or committee thereof) in order to continue as a generally accepted accounting principle or practice may be so changed.

      "Gas Balancing Agreement" means any agreement or arrangement whereby any Credit Party, or any other party having an interest in any Hydrocarbons to be produced from Mineral Interests in which any Credit Party owns an interest, has a right to take more than its proportionate share of production therefrom.

      "Governmental Authority" means any court or governmental department, commission, board, bureau, agency, or instrumentality of any nation or of any province, state, commonwealth, nation, territory, possession, county, parish, or municipality, whether now or hereafter constituted or existing.

      "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions, by "comfort letter" or other similar undertaking of support or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business.

      "Hazardous Discharge" means any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping of any Hazardous Substance from or onto any real property owned, leased or operated at any time by any Credit Party or any real property owned, leased or operated by any other party.

      "Hazardous Substance" means any pollutant, toxic substance, hazardous waste, compound, element or chemical that is defined as hazardous, toxic, noxious, dangerous or infectious pursuant to any Applicable Environmental Law or which is otherwise regulated by any Applicable Environmental Law or is required to be investigated and/or remediated by or pursuant to any Applicable Environmental Law.

      "Hedge  Agreements"  means,  collectively,  any  agreement,   instrument,
arrangement   or  schedule  or   supplement   thereto   evidencing   any  Hedge
Transaction.

      "Hedge Transaction" means any financial derivative transaction under SFAS 133 pursuant to which a Person hedges risks related to commodity prices, interest rates, currency exchange rates, securities prices or financial market conditions. Hedge Transactions expressly includes Oil and Gas Hedge Transactions.

      "Hydrocarbons" means oil, gas, casinghead gas, drip gasolines, natural gasoline, condensate, distillate, and all other liquid and gaseous hydrocarbons produced or to be produced in conjunction therewith, and all products, by-products and all other substances derived therefrom or the processing thereof, and all other minerals and substances, including, but not limited to, sulphur, lignite, coal, uranium, thorium, iron, geothermal steam, water, carbon dioxide, helium, and any and all other minerals, ores, or substances of value, and the products and proceeds therefrom, including, without limitation, all gas resulting from the in-situ combustion of coal or lignite.

      "Immaterial Title Deficiencies" means, with respect to Borrowing Base Properties, defects or clouds on title, discrepancies in reported net revenue and working interest ownership percentages and other Liens, defects, discrepancies and similar matters which do not, individually or in the aggregate, affect Borrowing Base Properties with a Recognized Value greater than five percent (5%) of the Recognized Value of all of such Borrowing Base Properties.

      "Indirect Subsidiary" has the meaning given such term in the definition of "Subsidiary Pledge Agreement."

      "Initial Borrowing Base" means a Borrowing Base in the amount of $200,000,000, which shall be in effect during the period commencing on the Closing Date and continuing until the first Redetermination after the Closing Date.

      "Interest Period" means, with respect to each Eurodollar Borrowing and each Continuation of Eurodollar Loans and each Conversion of all or part of the Base Rate Loan to Eurodollar Loans, the period commencing on the date of such Borrowing, Continuation or Conversion and ending one (1), two (2), three
(3) or six (6) months thereafter, as Borrower may elect in the applicable Request for Borrowing or Notice of Continuation or Conversion; provided, that:

           (a) any Interest Period which would otherwise end on a day which is not a Eurodollar Business Day shall be extended to the next succeeding Eurodollar Business Day unless such Eurodollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Eurodollar Business Day;

           (b) any Interest Period which begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Eurodollar Business Day of a calendar month;

           (c) if any Interest Period includes a date on which any payment of principal of the Eurodollar Loans which are the subject of such Borrowing, Continuation or Conversion is required to be made hereunder, but does not end on such date, then (i) the principal amount of such Eurodollar Loans required to be repaid on such date shall have an Interest Period ending on such date, and (ii) the remainder of each such Eurodollar Loans shall have an Interest Period determined as set forth above; and

           (d)  no Interest Period shall extend past the Termination Date.

      "Investment" means, with respect to any Person, any loan, advance, extension of credit, capital contribution to, investment in or purchase of the stock or other securities of, or interests in, any other Person; provided, that, "Investment" shall not include current customer and trade accounts which are payable in accordance with customary trade terms.

      "Laws" means all applicable statutes, laws, ordinances, regulations, orders, writs, injunctions, or decrees of any state, commonwealth, nation, territory, possession, county, township, parish, municipality or Governmental Authority.

      "Lending Office" means, as to any Bank, its Domestic Lending Office or its Eurodollar Lending Office, as the context may require.

      "Letter of Credit Exposure" of any Bank means such Bank's aggregate participation in the unfunded portion and the funded but unreimbursed portion of Letters of Credit outstanding at any time.

      "Letter of Credit Fee" means, with respect to any Letter of Credit issued hereunder, a fee in an amount equal to the greater of (a) $500, or (b) a percentage of the stated amount of such Letter of Credit (calculated on a per annum basis based on the stated term of such Letter of Credit) determined by reference to the ratio of the Outstanding Credit to the Borrowing Base in effect on the date such Letter of Credit is issued in accordance with the table below:


                      ===================================== =======================================
                         Ratio of Outstanding Credit to         Per Annum Letter of Credit Fee
                                 Borrowing Base                           Percentage
                      ------------------------------------- ---------------------------------------
                                   > .90 to 1                               2.250%
                                   -
                      ------------------------------------- ---------------------------------------
                            > .75 to 1 and < .90 to 1                       2.000%
                            -
                      ------------------------------------- ---------------------------------------
                            > .50 to 1 and < .75 to 1                       1.750%
                            -
                       ------------------------------------- ---------------------------------------
                                   < .50 to 1                               1.500%
                      ===================================== =======================================


      "Letter of Credit Fronting Fee" means, with respect to any Letter of Credit issued hereunder, a fee equal to one eighth of one percent (.125%) per annum of the stated amount of such Letter of Credit.

      "Letter of Credit Issuer" has the meaning set forth in Section 2.1(b).

      "Letters of Credit" means letters of credit issued for the account of Borrower pursuant to Section 2.1(b).

      "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest, financing statement or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, the Credit Parties shall be deemed to own subject to a Lien any asset which is acquired or held subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

      "Loan Papers" means this Agreement, the Notes, each Facility Guaranty which may now or hereafter be executed, each Borrower Pledge Agreement which may now or hereafter be executed, each Subsidiary Pledge Agreement which may now or hereafter be executed, all Mortgages now or at any time hereafter delivered pursuant to Section 5.1, all Letters of Credit, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

      "Margin Regulations" means Regulations T, U and X of the Board of Governors of the Federal Reserve System, as in effect from time to time.

      "Margin Stock" means "margin stock" as defined in Regulation U.

      "Material Adverse Change" means any circumstance or event that has or would reasonably be expected to have a Material Adverse Effect.

      "Material Adverse Effect" means a material adverse effect on (a) the assets, liabilities, financial condition, results of operations or prospects of Borrower, individually, or the Credit Parties, taken as a whole, (b) the right or ability of any Credit Party to fully, completely and timely perform its obligations under the Loan Papers, (c) the validity or enforceability of any Loan Paper against any Credit Party which is a party thereto, or (d) the validity, perfection or priority of any material Lien intended to be created under or pursuant to any Loan Paper to secure the Obligations.

      "Material Agreement" means any material written or oral agreement, contract, commitment, or understanding to which a Person is a party, by which such Person is directly or indirectly bound, or to which any assets of such Person may be subject, which is not cancelable by such Person upon notice of thirty (30) days or less without liability for further payment other than nominal penalty.

      "Material Gas Imbalance" means, with respect to all Gas Balancing Agreements to which any Credit Party is a party or by which any Mineral Interest owned by any Credit Party is bound, a net gas imbalance to all such Credit Parties in excess of $5,000,000 in the aggregate.

      "Maximum Lawful Rate" means, for each Bank, the maximum rate (or, if the context so permits or requires, an amount calculated at such rate) of interest which, at the time in question would not cause the interest charged on the portion of the Revolving Loan owed to such Bank at such time to exceed the maximum amount which such Bank would be allowed to contract for, charge, take, reserve, or receive under applicable Laws after taking into account, to the extent required by applicable Laws, any and all relevant payments or charges under the Loan Papers. To the extent the Laws of the State of Texas are applicable for purposes of determining the "Maximum Lawful Rate," such term shall mean the "indicated rate ceiling" from time to time in effect under Chapter 303 of the Texas Finance Code, as amended, substituted for or restated, or, if permitted by applicable Law and effective upon the giving of the notices required by such Chapter 303 (or effective upon any other date otherwise specified by applicable Law), the "quarterly ceiling" or "annualized ceiling" from time to time in effect under such Chapter 303, whichever Administrative Agent (with the approval of Required Banks) shall elect to substitute for the "indicated rate ceiling," and vice versa, each such substitution to have the effect provided in such Chapter 303, and Administrative Agent (with the approval of Required Banks) shall be entitled to make such election from time to time and one or more times and, without notice to Borrower, to leave any such substitute rate in effect for subsequent periods in accordance with such Chapter 303.

      "Mineral Interests" means rights, estates, titles, and interests in and to oil and gas leases and any oil and gas interests, royalty and overriding royalty interest, production payment, net profits interests, oil and gas fee interests, and other rights therein, including, without limitation, any reversionary or carried interests relating to the foregoing, together with rights, titles, and interests created by or arising under the terms of any unitization, communization, and pooling agreements or arrangements, and all properties, rights and interests covered thereby, whether arising by contract, by order, or by operation of Laws, which now or hereafter include all or any part of the foregoing.

      "Money Pool Agreement" means that certain Non-Utility Money Pool Agreement, dated as of January 31, 1999, by and among Alliant, Alliant Energy Corporate Services, Inc., AER and certain subsidiaries of Alliant including, prior to the date hereof, Borrower.

      "Mortgages" means all mortgages, deeds of trust, amendments to mortgages, security agreements, assignments of production, pledge agreements, collateral mortgages, collateral chattel mortgages, collateral assignments, financing statements and other documents, instruments and agreements evidencing, creating, perfecting or otherwise establishing the Liens required by Section 5.1 hereof. All Mortgages shall be in form and substance satisfactory to Administrative Agent in its sole discretion.

      "Note" means a promissory note of Borrower payable to the order of a Bank, in substantially the form of Exhibit B hereto, in the amount of such Bank's Commitment, evidencing the obligation of Borrower to repay to such Bank its Commitment Percentage of the Revolving Loan, together with all modifications, extensions, renewals, and rearrangements thereof, and "Notes" means all of such Notes collectively.

      "Notice of  Continuation  or  Conversion"  has the  meaning  set forth in
Section 2.5(c).

      "Obligations" means all present and future indebtedness, obligations and liabilities, and all renewals and extensions thereof, or any part thereof, of each Credit Party to Administrative Agent or to any Bank or any Affiliate of any Bank arising pursuant to the Loan Papers or pursuant to any Hedge Agreement or Hedge Transaction entered into with any Bank or any Affiliate of any Bank, and all interest accrued thereon and costs, expenses, and attorneys' fees incurred in the enforcement or collection thereof, regardless of whether such indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several or joint and several.

      "Oil & Gas Hedge Transaction" means a Hedge Transaction pursuant to which any Person hedges the price to be received by it for future production of Hydrocarbons.

      "Outstanding Credit" means, on any date, the sum of (a) the aggregate outstanding Letter of Credit Exposure on such date including the Letter of Credit Exposure attributable to Letters of Credit to be issued on such date, plus (b) the aggregate outstanding principal balance of the Revolving Loan on such date, including the amount of any Borrowing to be made on such date.

      "Parent" means Alliant Energy Investments, Inc., an Iowa corporation.

      "Participant" has the meaning given such term in Section 14.10(b).

      "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

      "Permitted AER Distribution" means a one-time payment in an amount not greater than $170,000,000 to be paid by Borrower to AER on or before December 31, 2002, the proceeds of which shall be used and applied to repay Debt owing by Borrower to AER under the Money Pool Agreement.

      "Permitted Encumbrances" means with respect to any asset:

           (a)  Liens securing the Obligations;

           (b) minor defects in title which do not secure the payment of money and otherwise have no material adverse effect on the value or the operation of the subject property, and for the purposes of this Agreement, a minor defect in title shall include, but not be limited to, easements, rights-of-way, servitudes, permits, surface leases and other similar rights in respect of surface operations, and easements for pipelines, streets, alleys, highways, telephone lines, power lines, railways and other easements and rights-of-way, on, over or in respect of any of the properties of any Credit Party that are customarily granted in the oil and gas industry;

           (c) inchoate statutory or operators' Liens securing obligations for labor, services, materials and supplies furnished to Mineral Interests which are not more than sixty (60) days delinquent (except to the extent permitted by Section 8.7);

           (d) mechanic's, materialmen's, warehouseman's, journeyman's and carrier's Liens and other similar Liens arising by operation of Law in the ordinary course of business which are not more than sixty
           (60)  days   delinquent   (except   to  the  extent   permitted   by
           Section 8.7);

           (e) Liens for Taxes or assessments not yet due or not yet delinquent, or, if delinquent, that are being contested in good faith in the normal course of business by appropriate action, as permitted by Section 8.7;

           (f) the terms of the oil and gas leases and lease burdens payable to third parties which are deducted in the calculation of discounted present value in the Reserve Report including, without limitation, any royalty, overriding royalty, net profits interest, production payment, carried interest or reversionary working interest;

           (g) Liens, charges and encumbrances upon Borrower's assets, which in the aggregate, do not have a value in excess of $5,000,000;

           (h)  gas imbalances that are not Material Gas Imbalances; and

           (i) operating agreements, unit agreements, unit operating agreements, pooling and communitization agreements and pooling designations, division orders, sales contracts, processing contracts, transportation agreements, farm-in and farmout agreements and all other agreements entered into in the ordinary course of Borrower's business and affecting Borrower's assets to the extent, and only to the extent, a reasonable and prudent oil and gas industry owner or operator would find acceptable.

      "Permitted Exchange" means any exchange of any Relinquished Property for any Replacement Property in a transaction qualifying for nonrecognition of gain or loss under the provisions of Section 1031 of the Code, and which otherwise satisfies the terms and conditions set forth in Section 8.15 hereof and in any applicable Exchange Agreement.

      "Permitted Investments" means (a) readily marketable direct obligations of the United States of America (or investments in mutual funds or similar funds which invest solely in such obligations), (b) fully insured demand or time deposits and certificates of deposit with maturities of one year or less of any commercial bank operating in the United States having capital and surplus in excess of $500,000,000, (c) commercial paper of a domestic issuer if at the time of purchase such paper is rated in one of the two highest ratings categories of Standard and Poor's Corporation or Moody's Investors Service, (d) Investments by any Credit Party in a Subsidiary of Borrower that has provided a Facility Guaranty and the Equity of which has been pledged to Administrative Agent pursuant to a Borrower Pledge Agreement or a Subsidiary Pledge Agreement, (e) prepayments on drilling contracts, deposits made for property acquisitions and advance payments made on undeveloped leases and for configuration of gathering systems, all in the ordinary course of Borrower's business, (f) Investments existing on the date hereof and described on
Schedule 9.8 attached hereto, and (g) other Investments; provided, that, the aggregate amount of all other Investments made pursuant to this clause (g) outstanding at any time shall not exceed $10,000,000 (measured on a cost basis).

      "Permitted Tax Distributions" means, for any applicable tax year of Borrower, quarterly tax distributions to Parent in an amount equal to the aggregate federal and state income tax liability incurred by Parent in respect of the Consolidated Net Income of Borrower for such tax year.

      "Person"  means  an  individual,   a  corporation,   a  partnership,   an
association, a trust or any other entity or organization, including a Government Authority.

      "Plan" means (i) with respect to a Credit Party, an employee benefit plan within the meaning of section 3(3) of ERISA, and any other similar plan, policy or arrangement, including an employment contract, whether formal or informal and whether legally binding or not, under which any Credit Party has any current or future obligation or liability or under which any present or former employee of any Credit Party, or such present or former employee's dependents or beneficiaries, has any current or future right to benefits resulting from the present or former employee's employment relationship with any Credit Party, and (ii) with respect to an ERISA Affiliate, a plan described in clause (i) preceding if, and only if, such plan is subject to Title IV of ERISA.

      "Prime Rate" means the per annum rate of interest established from time to time by Bank One or its parent as its prime rate, which rate may not be the lowest rate of interest charged by Administrative Agent to its customers.

      "Proved Mineral Interests" means, collectively, Proved Producing Mineral Interests, Proved Nonproducing Mineral Interests, and Proved Undeveloped Mineral Interests.

      "Proved Nonproducing Mineral Interests" means all Mineral Interests which constitute proved developed nonproducing reserves.

      "Proved Producing Mineral Interests" means all Mineral Interests which constitute proved developed producing reserves.

      "Proved Undeveloped Mineral Interests" means all Mineral Interests which constitute proved undeveloped reserves.

      "Purchasers" has the meaning given such term in Section 14.10(c).

      "Qualified Intermediary" means Bank One in its capacity as a "qualified intermediary" for purposes of Section 1.1031(k)-1(g)(4) of the Regulations, and not in its capacity as Administrative Agent or a Bank hereunder.

      "Quarterly Date" means the last day of each March, June, September and December.

      "Recognized Value" means, with respect to all Proved Mineral Interests, the portion of the Borrowing Base which Bank One attributes to such Proved Mineral Interests for purposes of the most recent redetermination of the Borrowing Base pursuant to Article IV hereof (or for purposes of determining the initial Borrowing Base in the event no such redetermination has occurred), based upon the discounted present value of the estimated net cash flow to be realized from the production of Hydrocarbons from all such Proved Mineral Interests.

      "Redetermination"   means  any  Scheduled   Redetermination   or  Special
Redetermination.

      "Redetermination Date" means (a) with respect to any Scheduled Redetermination, each November 1 and May 1, commencing May 1, 2003, and
(b) with respect to any Special Redetermination, the first day of the first month which is not less than twenty (20) Domestic Business Days following the date of a request for a Special Redetermination.

      "Register" has the meaning given such term in Section 14.10(c)(iv).

      "Regulation A" means Regulation A of the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 221, as in effect from time to time.

      "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 221, as in effect from time to time.

      "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 221, as in effect from time to time.

      "Regulations" means the regulations promulgated under the Code.

      "Relinquished Property" has the meaning set forth in Section 8.15.

      "Replacement Property " has the meaning set forth in Section 8.15.

      "Request for Borrowing" has the meaning set forth in Section 2.2(a).

      "Request   for  Letter  of  Credit"   has  the   meaning   set  forth  in
Section 2.3(a).

      "Required Banks" means Banks holding at least sixty-six and two-thirds percent (66 2/3%) of the Total Commitment.

      "Required Reserve Value" means Proved Mineral Interests that have a Recognized Value of not less than eighty percent (80%) of the Recognized Value of all Proved Mineral Interests held by Borrower and its Subsidiaries and included in the Borrowing Base.

      "Reserve Report" means an unsuperseded engineering analysis of the Mineral Interests owned by Borrower, in form and substance reasonably acceptable to Administrative Agent, prepared in accordance with customary and prudent practices in the petroleum engineering industry and Financial Accounting Standards Board Statement 69. Each Reserve Report required to be delivered by April 1 of each year pursuant to Section 4.1 shall be prepared by the Approved Petroleum Engineer. Each other Reserve Report shall be prepared by either (i) the Approved Petroleum Engineer, or (ii) Borrower's in-house staff. Notwithstanding the foregoing, in connection with any Special Redetermination requested by Borrower, the Reserve Report shall be in form and scope mutually acceptable to Borrower and Administrative Agent. Until superseded, the Existing Reserve Report shall be considered the Reserve Report.

      "Reserve Requirement" means, at any time, the maximum rate at which reserves (including, without limitation, any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against in the case of Eurodollar Loans, "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities which includes deposits by reference to which the Adjusted Eurodollar Rate is to be determined, or (ii) any category of extensions of credit or other assets which include Eurodollar Loans. The Adjusted Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

      "Restricted Payment" means, with respect to any Person, (a) any Distribution by such Person, (b) any capital contribution, loan or advance by any Credit Party to any Unrestricted Subsidiary, (c) the issuance of a Guarantee by any Credit Party with respect to any Debt or other obligation of Parent, Alliant, AER or any Unrestricted Subsidiary, (d) the retirement, redemption, defeasance, repurchase or prepayment prior to scheduled maturity by such Person or any Affiliate of such Person of any Debt of such Person, or
(e) the retirement, redemption or payment by Borrower or any Affiliate of Borrower of any part of the principal of the Subordinate Debt at any time prior to the termination of all Commitments and the payment and performance in full of the Obligations.

      "Restricted Subsidiary" means any Subsidiary of Borrower which Borrower hereafter designates as a "Restricted Subsidiary;" provided, that, no Subsidiary of Borrower will be a Restricted Subsidiary unless (a) one hundred percent (100%) of its issued and outstanding Equity has been pledged to
Administrative Agent to secure the Obligations pursuant to a Borrower Pledge Agreement or a Subsidiary Pledge Agreement, and (b) it has executed a Facility Guaranty. As of the date hereof, there are no Restricted Subsidiaries.

      "Revolving Loan" means the revolving credit loan in an amount outstanding at any time not to exceed the lesser of (i) the Borrowing Base then in effect, and (ii) the amount of (a) the Total Commitment then in effect less (b) the amount of the Letter Credit Exposure then outstanding to be made by Banks to Borrower in accordance with Section 2.1 hereof. The
Revolving  Loan  may be  comprised  of the  Base  Rate  Loan  and  one or  more
Eurodollar Loans as Borrower may select in a Request for Borrowing or a Notice of Continuation or Conversion.

      "Schedule"   means  a   "schedule"   attached  to  this   Agreement   and
incorporated herein by reference, unless specifically indicated otherwise.

      "Scheduled Redetermination" means any Redetermination of the Borrowing Base pursuant to Section 4.2.

      "Section" refers to a "section" or "subsection" of this Agreement unless specifically indicated otherwise.

      "Sole Lead Arranger" means BOCM, in its capacity as sole lead arranger for the credit facility hereunder or any successor thereto.

      "Special Redetermination" means any Redetermination of the Borrowing Base pursuant to Section 4.3.

      "Subordinate Debt" means any and all Debt of Borrower owing under the Subordinate Loan Documents and evidenced by the Subordinate Note, including all renewals and extensions thereof to the extent permitted hereunder; provided, that, such Debt (i) does not exceed, in principal amount, at any time, $88,000,000, (ii) is unsecured, (iii) has a stated maturity of not less than one (1) year after the Termination Date, (iv) does not provide for a rate of interest greater than four and one-half percent (4.5%) per annum, and
(v) is fully subordinated to the Obligations pursuant to the terms of the Subordinate Note.

      "Subordinate Loan Documents" means, collectively, the Subordinate Note, and all other promissory notes, Guarantees or other instruments given in connection with the foregoing.

      "Subordinate Note" means a Subordinated Promissory Note in the form of Exhibit K attached hereto to be executed by Borrower and payable to the order of Parent, in an original principal amount not to exceed $88,000,000.

      "Subsidiary" means, for any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar  functions  (including  that  of a  general  partner)  are at the  time directly or indirectly owned, collectively, by such Person and any Subsidiaries of such Person. The term "Subsidiary" shall include Subsidiaries of Subsidiaries (and so on).

      "Subsidiary Pledge Agreement" means a Pledge Agreement substantially in the form of Exhibit D attached hereto (with applicable conforming changes) to be executed by each existing and/or future Restricted Subsidiary of Borrower to the extent such Restricted Subsidiary owns any outstanding Equity of any other Restricted Subsidiary of Borrower (for purposes of this definition and Section 5.1(d) hereof, such Restricted Subsidiary is referred to herein and therein as an "Indirect Restricted Subsidiary"), pursuant to which such Indirect Restricted Subsidiary shall pledge to Administrative Agent, for the ratable benefit of Banks, all of the issued and outstanding Equity owned by such Indirect Restricted Subsidiary of each Restricted Subsidiary of such Indirect Restricted Subsidiary described therein to secure the Obligations.

      "Syndication Agent" means Wachovia Bank, National Association, in its capacity as Syndication Agent for Banks hereunder or any successors thereto.

      "Taxes" means all taxes, assessments, filing or other fees, levies, imposts, duties, deductions, withholdings, stamp taxes, capital transaction taxes, foreign exchange taxes or other charges, or other charges of any nature whatsoever, from time to time or at any time imposed by Law or any Governmental Authority. "Tax" means any one of the foregoing.

      "Termination Date" means December 20, 2005.

      "Total Commitment" means the Commitments of all Banks in an initial aggregate amount of $350,000,000 as such amount shall be reduced from time to time pursuant to Section 2.8 and Section 2.9.

      "Transferee" has the meaning given such term in Section 14.10(d).

      "Type" means, with reference to a Revolving Loan, the characterization of such Revolving Loan as the Base Rate Loan or a Eurodollar Loan based on the method by which the accrual of interest on such Revolving Loan is calculated.

      "Unrestricted Subsidiary" means any Subsidiary of Borrower which is not a Restricted Subsidiary.

      "Whiting-Golden Gas" means Whiting-Golden Gas Production Company, an Oklahoma corporation.

      "Whiting   Institutional"   means   Whiting   Institutional   Oil &   Gas
Partnership 1985, Ltd., a Texas limited partnership.

      "Whiting Programs" means Whiting Programs, Inc., a Delaware corporation.

      "WOK" means WOK Acquisition Company, a Delaware corporation.

Section 1.2.....Accounting   Terms   and   Determinations.   Unless   otherwise
specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be expressed in U.S. dollars and shall be prepared in accordance with GAAP, applied on a basis consistent with the most recent audited consolidated financial statements of Borrower and its Consolidated Subsidiaries delivered to Banks except for changes concurred in by Borrower's independent certified public accountants and which are disclosed to Administrative Agent on the next date on which financial statements are required to be delivered to Banks pursuant to
Section 8.1(a) or Section 8.1(b); provided, that, unless Required Banks shall otherwise agree in writing, no such change shall modify or affect the manner in which compliance with the covenants contained in Article X are computed such that all such computations shall be conducted utilizing financial information presented consistently with prior periods.

Section 1.3.....Petroleum Terms. As used herein,  the terms "proved  reserves,"
"proved developed reserves," "proved developed producing reserves," "proved developed nonproducing reserves," and "proved undeveloped reserves" have the meaning given such terms from time to time and at the time in question by the Society of Petroleum Engineers of the American Institute of Mining Engineers.

Section 1.4.....Money. Unless expressly  stipulated  otherwise,  all references herein to "dollars," "money," "funds," "payments," "prepayments" or similar financial or monetary terms, are references to currency of the United States of America.

                                  Article II
                                  THE CREDIT
                                  ----------

Section 2.1.....Commitments.

(a)   Each Bank severally agrees,  subject to  Section 2.1(c),  Section 6.1 and
Section 6.2 and the other terms and conditions set forth in this Agreement, to lend to Borrower from time to time prior to the Termination Date amounts requested by Borrower not to exceed in the aggregate at any one time outstanding, the amount of such Bank's Commitment reduced by an amount equal to such Bank's Letter of Credit Exposure. Each Borrowing shall be in an aggregate principal amount of $1,000,000 or any larger integral multiple of $100,000 (except that any Base Rate Borrowing may be in an amount equal to the Availability at such time), and (ii) shall be made from the Banks ratably in accordance with their respective Commitment Percentages. Subject to the foregoing limitations and the other provisions of this Agreement, prior to the Termination Date Borrower may borrow under this Section 2.1(a), repay amounts borrowed and request new Borrowings to be made under this
Section 2.1(a).

(b) Administrative Agent, or such Bank designated by Administrative Agent which (without obligation to do so) consents to the same ("Letter of Credit Issuer") will, from time to time prior to the date which is five (5) Domestic Business Days prior to the Termination Date, upon request by Borrower, issue Letters of Credit for the account of Borrower or any Restricted Subsidiary designated by Borrower, so long as (i) the sum of (A) the total Letter of Credit Exposure then existing, and (B) the amount of the requested Letter of Credit does not exceed $10,000,000, and (ii) Borrower would be entitled to a Borrowing under Section 2.1(a) and Section 2.1(c) in the amount of the requested Letter of Credit. Not less than three (3) Domestic Business Days prior to the requested date of issuance of any such Letter of Credit, Borrower (and any Restricted Subsidiary for whose account such Letter of Credit is being issued) shall execute and deliver to Letter of Credit Issuer, Letter of Credit Issuer's customary letter of credit application. Each Letter of Credit shall be in the minimum amount of $10,000 and shall be in form and substance acceptable to Letter of Credit Issuer. No Letter of Credit shall have an expiration date later than the earlier of (i) the Termination Date, or (ii) fifteen (15) months from the date of issuance (or, in the case of any renewal or extension thereof, fifteen (15) months after such renewal or extension). Upon the date of issuance of a Letter of Credit, Letter of Credit Issuer shall be deemed to have sold to each other Bank, and each other Bank shall be deemed to have unconditionally and irrevocably purchased from Letter of Credit Issuer, a non recourse participation in the related  Letter of Credit and Letter of Credit  Exposure  equal to such  Bank's
Commitment   Percentage   of  such  Letter  of  Credit  and  Letter  of  Credit
Exposure.  Upon  request  of any  Bank,  but not  less  often  than  quarterly,
Administrative Agent shall provide notice to each Bank by telephone, teletransmission or telex setting forth each Letter of Credit issued and outstanding pursuant to the terms hereof and specifying the beneficiary and expiration date of each such Letter of Credit, each Bank's percentage of each such Letter of Credit and the actual dollar amount of each Bank's participation held by Letter of Credit Issuer thereof for such Bank's account and risk. At the time of issuance of each Letter of Credit, Borrower shall pay to Administrative Agent in respect of such Letter of Credit (a) the applicable Letter of Credit Fee, and (b) the applicable Letter of Credit Fronting Fee. Administrative Agent shall distribute the Letter of Credit Fee payable upon the issuance of each Letter of Credit to Banks in accordance with their respective Commitment Percentages, and Administrative Agent shall distribute the Letter of Credit Fronting Fee to Letter of Credit Issuer for its own account. Any (y) material amendment or modification, or (z) renewal or extension of any Letter of Credit shall be deemed to be the issuance of a new Letter of Credit for purposes of this Section 2.1(b). Notwithstanding anything to the contrary contained herein, Borrower shall pay to Administrative Agent in connection with the issuance of each Letter of Credit and/or any amendment or modification of any nature to any existing Letter of Credit, Administrative Agent's usual and customary fees for the issuance of, amendments or modifications to, and processing of, Letters of Credit.

      Immediately upon the occurrence of an Event of Default and the acceleration of the Obligations hereunder, and also on the date which is five
(5) Domestic Business Days prior to the Termination Date, Borrower shall deposit with Administrative Agent cash in such amounts as Administrative Agent may request, up to a maximum amount equal to the aggregate existing Letter of Credit Exposure of all Banks; provided, that, in the case of any of the Events of Default specified in Section 11.1(g) or Section 11.1(h), an amount equal to the aggregate existing Letter of Credit Exposure of all Banks shall be due and payable without any notice to Borrower or any other act by Administrative Agent or any Bank. Any amounts so deposited shall be held by Administrative Agent for the ratable benefit of all Banks as security for the outstanding Letter of Credit Exposure and the other Obligations, and Borrower will, in connection therewith, execute and deliver such security agreements in form and substance satisfactory to Administrative Agent which Administrative Agent may, in its discretion, require. As drafts or demands for payment are presented under any Letter of Credit, Administrative Agent shall apply such cash to satisfy such drafts or demands. When all Letters of Credit have expired and the Obligations have been repaid in full (and no Bank has any obligation to lend or issue Letters of Credit hereunder) or such Event of Default has been cured to the satisfaction of Required Banks, Administrative Agent shall release to Borrower any remaining cash deposited under this Section 2.1(b). Whenever Borrower is required to make deposits under this Section 2.1(b) and fails to do so on the day such deposit is due, Administrative Agent or any Bank may, without notice to Borrower, make such deposit (whether by application of proceeds of any collateral for the Obligations, by transfers from other accounts maintained with any Bank or otherwise) using any funds then available to any Bank of any Credit Party, any guarantor or any other party liable for repayment of the Obligations.

      Notwithstanding anything to the contrary contained herein, Borrower hereby agrees to reimburse each Letter of Credit Issuer immediately upon demand by such Letter of Credit Issuer, and in immediately available funds, for any payment or disbursement made by such Letter of Credit Issuer under any Letter of Credit issued by it. Payment shall be made by Borrower with interest on the amount so paid or disbursed by Letter of Credit Issuer from and including the date payment is made under any Letter of Credit to and including the date of payment, at the lesser of (i) the Maximum Lawful Rate, or (ii) the Default Rate. The obligations of Borrower under this paragraph will continue until all Letters of Credit have expired and all reimbursement obligations with respect thereto have been paid in full by Borrower and until all other Obligations shall have been paid in full.

      Borrower shall be obligated to reimburse Letter of Credit Issuer upon demand for all amounts paid under Letters of Credit as set forth in the immediately preceding paragraph hereof; provided, however, if Borrower for any reason fails to reimburse Letter of Credit Issuer in full upon demand, Banks shall reimburse Letter of Credit Issuer in accordance with each Banks' Commitment Percentage for amounts due and unpaid from Borrower as set forth hereinbelow; provided, however, that no such reimbursement made by Banks shall discharge Borrower's obligations to reimburse Letter of Credit Issuer. All reimbursement amounts payable by any Bank under this Section 2.1(b) shall include interest thereon at the Federal Funds Rate, from the date of the payment of such amounts by Letter of Credit Issuer to the date of reimbursement by such Bank. No Bank shall be liable for the performance or nonperformance of the obligations of any other Bank under this paragraph. The reimbursement obligations of Banks under this paragraph shall continue after the Termination Date and shall survive termination of this Agreement and the other Loan Papers.

      Borrower shall indemnify and hold Administrative Agent, Letter of Credit Issuer and each Bank, and their respective officers, directors, representatives and employees harmless from loss for any claim, demand or liability which may be asserted against any or such indemnified party in connection with actions taken under Letters of Credit or in connection therewith (including losses resulting from the negligence of any or such indemnified party), and shall pay each indemnified party for reasonable fees of attorneys and legal costs paid or incurred by each indemnified party in connection with any matter related to Letters of Credit, except for losses and liabilities incurred as a direct result of the gross negligence or willful misconduct of such indemnified party, IT BEING THE EXPRESS INTENTION OF THE PARTIES THAT EACH INDEMNIFIED PARTY SHALL BE INDEMNIFIED FOR THE CONSEQUENCES OF ITS OWN ORDINARY NEGLIGENCE. If Borrower for any reason fails to indemnify or pay such indemnified party as set forth herein in full, Banks shall indemnify and pay such indemnified party upon demand, in accordance with each Bank's Commitment Percentage of such amounts due and unpaid from Borrower; provided, however, that, no such payment made by Banks shall discharge Borrower's obligation to indemnify or pay such indemnified party in accordance with the terms hereof. The provisions of this paragraph shall survive the termination of this Agreement.

      Neither Administrative Agent nor any other Letter of Credit Issuer makes any representation or warranty, nor assumes any responsibility with respect to the validity, legality, sufficiency or enforceability of any letter of credit application executed and delivered in connection with any Letter of Credit issued hereunder or any document relative thereto or to the collectibility thereunder. Neither Administrative Agent nor any other Letter of Credit Issuer assumes any responsibility for the financial condition of Borrower or for the performance of any obligation of Borrower.

Administrative Agent and each other Letter of Credit Issuer may use its discretion with respect to exercising or refraining from exercising any rights, or taking or refraining from taking any action which may be vested in it or which it may be entitled to take or assert with respect to any Letter of Credit or any letter of credit application. FURTHERMORE, EXCEPT AS SET FORTH HEREIN, NEITHER ADMINISTRATIVE AGENT NOR ANY OTHER LETTER OF CREDIT ISSUER SHALL BE UNDER ANY LIABILITY TO ANY BANK, WITH RESPECT TO ANYTHING ADMINISTRATIVE AGENT OR ANY SUCH LETTER OF CREDIT ISSUER MAY DO OR REFRAIN FROM DOING IN THE EXERCISE OF ITS JUDGMENT, THE SOLE LIABILITY AND RESPONSIBILITY OF ADMINISTRATIVE AGENT AND SUCH LETTER OF CREDIT ISSUER BEING TO HANDLE EACH BANK'S SHARE ON AS FAVORABLE A BASIS AS ADMINISTRATIVE AGENT OR SUCH LETTER OF CREDIT ISSUER HANDLES ITS OWN SHARE. NEITHER ADMINISTRATIVE AGENT NOR ANY OTHER LETTER OF CREDIT ISSUER SHALL HAVE ANY DUTIES OR RESPONSIBILITIES EXCEPT THOSE EXPRESSLY SET FORTH HEREIN AND THOSE DUTIES AND LIABILITIES SHALL BE SUBJECT TO THE LIMITATIONS AND QUALIFICATIONS SET FORTH HEREIN. FURTHERMORE, NEITHER ADMINISTRATIVE AGENT, ANY LETTER OF CREDIT ISSUER, NOR ANY OF THEIR DIRECTORS, OFFICERS, OR EMPLOYEES SHALL BE LIABLE FOR ANY ACTION TAKEN OR OMITTED (WHETHER OR NOT SUCH ACTION TAKEN OR OMITTED IS EXPRESSLY SET FORTH HEREIN) UNDER OR IN CONNECTION HEREWITH OR UNDER ANY OTHER INSTRUMENT OR DOCUMENT IN CONNECTION HEREWITH, EXCEPT FOR GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. Neither Administrative Agent nor any other Letter of Credit Issuer shall incur any liability to any Bank, Borrower, or any Affiliate of any Bank or Borrower, in acting upon any notice, document, order, consent, certificate, warrant or other instrument reasonably believed by Administrative Agent or such Letter of Credit Issuer to be genuine or authentic and to be signed by the proper party.

(c) No Bank will be obligated to lend to Borrower hereunder or incur Letter of Credit Exposure, and Borrower shall not be entitled to borrow hereunder or obtain Letters of Credit hereunder, in an amount which would cause the Outstanding Credit to exceed the Borrowing Base then in effect. No Bank shall be obligated to fund Borrowings hereunder and Borrower shall not be entitled to Borrowings hereunder during the existence of a Borrowing Base Deficiency. Nothing in this Section 2.1(c) shall be deemed to limit any Bank's obligation to reimburse any Letter of Credit Issuer with respect to its participation in Letters of Credit as a result of the drawing under any Letter of Credit pursuant to Section 2.1(b).

Section 2.2.....Method of Borrowing.

(a) In order to request any Borrowing under Section 2.1, Borrower shall hand deliver, telex or telecopy to Administrative Agent a duly completed Request for Borrowing (herein so called) prior to 11:00 a.m. (Dallas, Texas time),
(i) on the Borrowing  Date  specified for a proposed Base Rate  Borrowing,  and
(ii) at least three (3) Eurodollar Business Days before the Borrowing Date of a proposed Eurodollar Borrowing. Each such Request for Borrowing shall be substantially in the form of Exhibit E attached hereto, and shall specify:

          (i) the Borrowing Date of such Borrowing, which shall be a Domestic Business Day in the case of a Base Rate Borrowing or a Eurodollar Business Day in the case of a Eurodollar Borrowing;

          (ii) the aggregate amount of such Borrowing;

          (iii) whether such Borrowing is to be a Base Rate Borrowing or a Eurodollar Borrowing; and

          (iv) in the case of a Eurodollar Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

(b) Upon receipt of a Request for Borrowing, Administrative Agent shall promptly notify each Bank of the contents thereof and the amount of the Borrowing to be loaned by such Bank pursuant thereto, and such Request for Borrowing shall not thereafter be revocable by Borrower.

(c) Not later than 12:00 noon (Dallas, Texas time) on the date of each Borrowing, each Bank shall make available its Commitment Percentage of such Borrowing, in Federal or other funds immediately available in Dallas, Texas to Administrative Agent at its address set forth on Schedule 2.1 hereto.
Unless Administrative Agent determines that any applicable condition specified in Section 6.2 has not been satisfied, Administrative Agent will make the funds so received from Banks available to Borrower at Administrative Agent's aforesaid address.

Section 2.3.....Method of Requesting Letters of Credit.

(a) In order to request any Letter of Credit hereunder, Borrower shall hand deliver, telex or telecopy to Administrative Agent a duly completed Request for Letter of Credit (herein so called) prior to 12:00 noon (Dallas, Texas time) at least three (3) Domestic Business Days before the date specified for issuance of such Letter of Credit. Each Request for Letter of Credit shall be substantially in the form of Exhibit F attached hereto, shall be accompanied by the applicable Letter of Credit Issuer's duly completed and executed letter of credit application and agreement and shall specify:

          (i) the requested date for issuance of such Letter of Credit;

          (ii) the terms of such requested Letter of Credit, including the name and address of the beneficiary, the stated amount, the expiration date and the conditions under which drafts under such Letter of Credit are to be available; and

          (iii) the purpose of such Letter of Credit.

(b) Upon receipt of a Request for Letter of Credit, Administrative Agent shall promptly notify each Bank and the proposed Letter of Credit Issuer of the contents thereof, including the amount of the requested Letter of Credit, and such Request for Letter of Credit shall not thereafter be revocable by Borrower.

(c) No later than 12:00 noon (Dallas, Texas time) on the date each Letter of Credit is requested, unless Administrative Agent or the applicable Letter of Credit Issuer determines that any applicable condition precedent set forth in
Section 6.2 hereof has not been satisfied, Administrative Agent or such other applicable Letter of Credit Issuer will issue and deliver such Letter of Credit pursuant to the instructions of Borrower.

Section 2.4.....Notes.  Each  Bank's  Commitment  Percentage  of the  Revolving
Loan shall be evidenced by a single Note payable to the order of such Bank in an amount equal to such Bank's Commitment.

Section 2.5.....Interest Rates; Payments.

(a) The principal amount of the Base Rate Loan outstanding from day to day shall bear interest at a rate per annum equal to the sum of (i) the Applicable Margin plus (ii) the applicable Base Rate in effect from day to day; provided that in no event shall the rate charged hereunder or under the Notes exceed the Maximum Lawful Rate. Interest on the Base Rate Loan shall be payable as it accrues on each Quarterly Date, and on the Termination Date.

(b) The principal amount of each Eurodollar Loan outstanding from day to day shall bear interest for the Interest Period applicable thereto at a rate per annum equal to the sum of (i) the Applicable Margin plus (ii) the applicable Adjusted Eurodollar Rate; provided that in no event shall the rate charged hereunder or under the Notes exceed the Maximum Lawful Rate. Interest on any portion of the principal of each Eurodollar Loan subject to an Interest Period of one (1), two (2) or three (3) months shall be payable on the last day of the Interest Period applicable thereto. Interest on any portion of the principal of each Eurodollar Loan subject to an Interest Period of six
(6) months shall be payable on the last day of the Interest Period applicable thereto and on each Quarterly Date.

(c) So long as no Default or Event of Default shall be continuing, subject to the provisions of this Section 2.5, Borrower shall have the option of having all or any portion of the principal outstanding under the Revolving

Loan be a Base  Rate  Loan or one (1) or more  Eurodollar  Loans,  which  shall bear interest at rates determined by reference to the Base Rate and the Adjusted Eurodollar Rate, respectively; provided, that each Eurodollar Loan shall be in a minimum amount of $2,000,000 and shall be in an amount which is an integral multiple of $500,000. Prior to the termination of each Interest Period with respect to each Eurodollar Loan, Borrower shall give written notice (a "Notice of Continuation or Conversion") in the form of Exhibit G attached hereto to Administrative Agent of the Type of Loan which shall be applicable to the principal of such Eurodollar Loan upon the expiration of such Interest Period. Such Notice of Continuation or Conversion shall be given to Administrative Agent at least one (1) Domestic Business Day, in the case of a Base Rate Loan selection and three (3) Eurodollar Business Days, in the case of a Eurodollar Loan selection, prior to the termination of the Interest Period then expiring. If Borrower shall specify a Eurodollar Loan, such Notice of Continuation or Conversion shall also specify the length of the succeeding Interest Period (subject to the provisions of the definition of such term) selected by Borrower. Each Notice of Continuation or Conversion shall be irrevocable and effective upon notification thereof to Administrative Agent. If the required Notice of Continuation or Conversion shall not have been timely received by Administrative Agent, Borrower shall be deemed to have elected that the principal of the Eurodollar Loan subject to the Interest Period then expiring be Converted to the Base Rate Loan upon the expiration of such Interest Period and Borrower will be deemed to have given Administrative Agent notice of such election. Subject to the limitations set forth in this Section 2.5(c) on the amount and number of Eurodollar Loans, Borrower shall have the right to Convert all or any part of the Base Rate Loan to a Eurodollar Loan by giving Administrative Agent a Notice of Continuation or Conversion of such election at least three (3) Eurodollar Business Days prior to the date on which Borrower elects to make such Conversion (a "Conversion Date"). The Conversion Date selected by
Borrower shall be a Eurodollar Business Day. Notwithstanding anything in this Section 2.5 to the contrary, no portion of the principal of the Base Rate Loan may be Converted to a Eurodollar Loan and no Eurodollar Loan may be Continued as such when any Default or Event of Default has occurred and is continuing, but each such Eurodollar Loan shall be automatically Converted to the Base Rate Loan on the last day of each applicable Interest Period. Borrower shall not be permitted to have more than five (5) Eurodollar Loans in effect at any time.

(d)   Notwithstanding  anything to the contrary set forth in  Section 2.5(a) or
Section 2.5(b) above, after the occurrence of an Event of Default, interest shall accrue on the outstanding principal balance of the Revolving Loan, and to the extent permitted by Law, on the past due but unpaid interest on the Revolving Loan and all other past due Obligations from the period from and including the occurrence of such Event of Default to but excluding the date the same is remedied at a rate per annum equal to the lesser of (a) the Default Rate, and (b) the Maximum Lawful Rate.

(e) Administrative Agent shall determine each interest rate applicable to the Revolving Loan in accordance with the terms hereof. Administrative Agent shall promptly notify Borrower and Banks by telex, telecopy or cable of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

(f) Notwithstanding the foregoing, if at any time the rate of interest calculated with reference to the Base Rate or the Eurodollar Rate hereunder (the "contract rate") is limited to the Maximum Lawful Rate, any subsequent reductions in the contract rate shall not reduce the rate of interest on the Revolving Loan below the Maximum Lawful Rate until the total amount of interest accrued equals the amount of interest which would have accrued if the contract rate had at all times been in effect. In the event that at maturity (stated or by acceleration), or at final payment of any Note, the total amount of interest paid or accrued on such Note is less than the amount of interest which would have accrued if the contract rate had at all times been in effect with respect thereto, then at such time, to the extent permitted by law, Borrower shall pay to the holder of such Note an amount equal to the difference between (i) the lesser of the amount of interest which would have accrued if the contract rate had at all times been in effect and the amount of interest which would have accrued if the Maximum Lawful Rate had at all times been in effect, and (ii) the amount of interest actually paid on such Note.

(g) Interest payable hereunder on each Eurodollar Loan shall be computed based on the number of actual days elapsed assuming that each calendar year consisted of 360 days. Interest payable hereunder on the Base Rate Loan shall be computed based on the actual number of days elapsed assuming that each calendar year consisted of 365 days (or 366 days in a leap year).

Section 2.6.....Mandatory  Prepayments.  Upon the  occurrence  of any Borrowing
Base Deficiency, including, without limitation, in connection with any Asset Disposition, Borrower shall make the mandatory prepayments of the Revolving Loan required by Section 4.4 and Section 8.15 hereof.

Section 2.7.....Voluntary  Prepayments.  Borrower may,  subject to Section 13.5 and the other provisions of this Agreement, prepay the principal of the Revolving Loan in whole or in part. Any partial prepayment shall be in a minimum amount of $500,000 and shall be in an integral multiple of $100,000.

Section 2.8.....Voluntary  Reduction of  Commitments.  Borrower  may, by notice to Administrative Agent three (3) Domestic Business Days prior to the effective date of any such reduction, reduce the Total Commitment (and thereby reduce the Commitment of each Bank ratably) in amounts not less than $10,000,000 and in an amount which is an integral multiple of $10,000,000. On the effective date of any such reduction, Borrower shall, to the extent required as a result of such reduction, make a principal payment on the Revolving Loan in an amount sufficient to cause the principal balance of the Revolving Loan then outstanding to be equal to or less than the Total Commitment as thereby reduced. Notwithstanding the foregoing, Borrower shall not be permitted to voluntarily reduce the Total Commitment to an amount less than the aggregate Letter of Credit Exposure of all Banks.

Section 2.9.....Termination of  Commitments;  Final Maturity of Revolving Loan.
The Total Commitment (and the Commitment of each Bank) shall terminate, and the entire outstanding principal balance of the Revolving Loan, all interest accrued thereon, all accrued but unpaid fees hereunder and all other outstanding Obligations shall be due and payable in full on the Termination Date.

Section 2.10....Application   of   Payments.   Each   repayment   pursuant   to
Section 2.6,    Section 2.7,   Section 2.8,   Section 2.9,   Section 4.4,   and
Section 8.15 shall be made together with accrued interest on the amount repaid to the date of payment, and shall be applied in accordance with Section 3.2 and the other provisions of this Agreement.

Section 2.11....Commitment  Fee. On the  Termination  Date,  on each  Quarterly
Date prior to the Termination Date, and, in the event the Commitments are terminated in their entirety prior to the Termination Date, on the date of such termination, Borrower shall pay to Administrative Agent, for the ratable benefit of each Bank based on each Bank's Commitment Percentage, a commitment fee equal to the Commitment Fee Percentage in effect from day to day (applied on a per annum basis and computed on the basis of actual days elapsed and as if each calendar year consisted of 365 days (or 366 days in a leap year)) of the average daily Availability for the Fiscal Quarter (or portion thereof) ending on the date such payment is due.

Section 2.12....Agency and other  Fees.  Borrower  shall pay to  Administrative
Agent and its Affiliates such other fees and amounts as Borrower shall be required to pay to Administrative Agent and its Affiliates from time to time pursuant to any separate agreement between Borrower and Administrative Agent or such Affiliates. Such fees and other amounts shall be retained by Administrative Agent and its Affiliates, and no Bank (other than Bank One) shall have any interest therein. Administrative Agent may disburse any fees paid to Administrative Agent and its Affiliates pursuant to this Section 2.12 in any manner Administrative Agent desires in its sole discretion.

                                 Article III
                              GENERAL PROVISIONS
                              ------------------

Section 3.1.....Delivery  and  Endorsement  of  Notes.  On  the  Closing  Date,
Administrative Agent shall deliver to each Bank the Note payable to such Bank. Each Bank may endorse (and prior to any transfer of its Note shall endorse) on the schedules attached and forming a part thereof appropriate notations to evidence the date and amount of its Commitment Percentage of each Borrowing, the Interest Period applicable thereto, and the date and amount of each payment of principal made by Borrower with respect thereto; provided that the failure by any Bank to so endorse its Note shall not affect the liability of Borrower for the repayment of all amounts outstanding under such Note together with interest thereon. Each Bank is hereby irrevocably authorized by Borrower to endorse its Note and to attach to and make a part of any such Note a continuation of any such schedule as required.

Section 3.2.....General Provisions as to Payments.

(a) Borrower shall make each payment of principal of, and interest on, the Revolving Loan, and all fees payable hereunder shall be paid, not later than 12:00 noon (Dallas, Texas time) on the date when due, in Federal or other funds immediately available in Dallas, Texas, to Administrative Agent at its address set forth on Schedule 2.1 hereto, without defense, set-off, deduction or counterclaim. Administrative Agent will promptly (and if such payment is received by Administrative Agent by 10:00 a.m. (Dallas, Texas time), and otherwise if reasonably possible, on the same Domestic Business Day) distribute to each Bank its Commitment Percentage of each such payment received by Administrative Agent for the account of Banks. Whenever any payment of principal of, or interest on, the Base Rate Loan or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, any portion of any Eurodollar Loan shall be due on a day which is not a Eurodollar Business Day, the date for payment thereof shall be extended to the next succeeding Eurodollar Business Day (subject to the provisions of the definition of Interest Period). If the date for any payment of principal is extended by operation of Law or otherwise, interest thereon shall be payable for such extended time. Borrower hereby authorizes Administrative Agent to charge from time to time against Borrower's accounts with Administrative Agent any amount then due.

(b) Prior to the occurrence of an Event of Default, all principal payments received by Banks with respect to the Revolving Loan shall be applied first to Eurodollar Loans outstanding with Interest Periods ending on the date of such payment, then to the Base Rate Loan, and then to Eurodollar Loans next maturing until such principal payment is fully applied.

(c) After the occurrence of an Event of Default, all amounts collected or received by Administrative Agent or any Bank shall be applied first to the payment of all proper costs incurred by Administrative Agent in connection with the collection thereof (including reasonable expenses and disbursements of Administrative Agent), second to the payment of all proper costs incurred by Banks in connection with the collection thereof (including reasonable expenses and disbursements of Banks), third to the reimbursement of any advances made by Banks to effect performance of any unperformed covenants of any Credit Party under any of the Loan Papers, fourth to the payment of any unpaid fees required pursuant to Section 2.12, fifth to the payment of any unpaid fees required pursuant to Section 2.1(b) and Section 2.11, sixth, to the payment of all accrued but unpaid interest, seventh, to the payment to each Bank of its Commitment Percentage of the outstanding principal of the Revolving Loan and to satisfy all obligations and liabilities then due under Hedge Agreements, such payments to be made pro rata to each Bank owed such Obligations in proportion to all such payments owed to all Banks in respect of such Obligations, and eighth to establish the deposits required in
Section 2.1(b). All payments received by a Bank after the occurrence of an Event of Default for application to the principal of the Revolving Loan shall be applied by such Bank in the manner provided in Section 3.2(b).

                                  Article IV
                                BORROWING BASE
                                --------------

Section 4.1.....Reserve Report;  Proposed  Borrowing Base. The aggregate amount of credit available to Borrower under this Agreement shall be limited by a Borrowing Base (herein so called) which shall be determined by Banks at the times and in accordance with the standards and procedures set forth in this
Article IV. As soon as available and in any event by April 1 and September 1 of each year commencing April 1, 2003, Borrower shall deliver to Administrative Agent and each Bank a Reserve Report prepared as of the immediately preceding January 1 and July 1 respectively. Simultaneously with the delivery to Administrative Agent and each Bank of each Reserve Report, Borrower shall notify Administrative Agent and each Bank of the amount of the Borrowing Base which Borrower requests become effective on the next Redetermination Date (or such date promptly following such Redetermination Date as Required Banks shall elect).

Section 4.2.....Scheduled  Redeterminations of the Borrowing Base;  Procedures
and Standards. Based in part on the Reserve Reports made available to Banks pursuant to Section 4.1, Banks shall redetermine the Borrowing Base on or prior to the next Redetermination Date (or such date promptly thereafter as reasonably possible based on the engineering and other information available to Banks). Any Borrowing Base which becomes effective as a result of any Redetermination of the Borrowing Base shall be subject to the following restrictions: (a) such Borrowing Base shall not exceed the Borrowing Base requested by Borrower pursuant to Section 4.1 or Section 4.3 (as applicable),
(b) such Borrowing Base shall not exceed the Total  Commitment  then in effect,
(c) to the extent such Borrowing Base represents an increase from the Borrowing Base in effect prior to such Redetermination, such Borrowing Base shall be approved by all Banks, and (d) to the extent such Borrowing Base
represents  a  decrease  in  the  Borrowing   Base  in  effect  prior  to  such
Redetermination,  or  a  reaffirmation  of  such  prior  Borrowing  Base,  such
Borrowing Base shall be approved by Required Banks. Each Redetermination shall be made by Banks in their sole discretion. Without limiting such discretion, Borrower acknowledges and agrees that Banks (i) may make such assumptions regarding appropriate existing and projected pricing for Hydrocarbons as they deem appropriate in their sole discretion, (ii) may make such assumptions regarding projected rates and quantities of future production of Hydrocarbons from the Mineral Interests owned by Borrower as they deem appropriate in their sole discretion, (iii) may consider the projected cash requirements of the Credit Parties, (iv) are not required to consider any asset other than Proved Mineral Interests owned by Borrower which are subject to first and prior Liens in favor of Administrative Agent for the ratable benefit of Banks to the extent required by Section 5.1 hereof, and (v) may make such other assumptions, considerations and
exclusions   as  Banks  deem   appropriate   in  the  exercise  of  their  sole
discretion. It is further acknowledged and agreed that each Bank may consider such other credit factors as it deems appropriate in the exercise of its sole discretion and shall have no obligation in connection with any Redetermination to approve any increase from the Borrowing Base in effect prior to such Redetermination. Promptly following any Redetermination of the Borrowing Base, Administrative Agent shall notify Borrower of the amount of the Borrowing Base as redetermined, which Borrowing Base shall be effective as of the date specified in such notice, and shall remain in effect for all purposes of this Agreement until the next Redetermination.

Section 4.3.....Special Redetermination.

(a) In addition to Scheduled Redeterminations, Borrower and Required Banks shall each be permitted to request a Special Redetermination of the Borrowing Base once in each Fiscal Year. Any request by Required Banks pursuant to this Section 4.3(a) shall be submitted to Administrative Agent and Borrower. Any request by Borrower pursuant to this Section 4.3(a) shall be submitted to Administrative Agent and each Bank and at the time of such request Borrower shall (i) deliver to Administrative Agent and each Bank a Reserve Report, and
(ii) also notify Administrative Agent and each Bank of the Borrowing Base requested by Borrower in connection with such Special Redetermination.

(b) Any Special Redetermination shall be made by Banks in accordance with the procedures and standards set forth in Section 4.2; provided, that, no Reserve Report will be required to be delivered to Administrative Agent and Banks in connection with any Special Redetermination requested by Required Banks pursuant to Section 4.3(a) above.

Section 4.4.....Borrowing  Base  Deficiency.  To the  extent a  Borrowing  Base
Deficiency exists after giving effect to any Redetermination (other than as a result of an Asset Disposition), Borrower shall, within thirty (30) days following notice thereof from Administrative Agent, provide written notice (the "Election Notice") to Administrative Agent stating the action which Borrower proposes to take to remedy such Borrowing Base Deficiency, and Borrower shall thereafter, at its option, within ninety (90) days following the delivery of the Election Notice, either (a) make a prepayment or prepayments  of  principal on the  Revolving  Loan in an amount  sufficient  to eliminate such Borrowing Base Deficiency, and if such Borrowing Base Deficiency cannot be eliminated pursuant to this Section 4.4 by prepayment of the Revolving Loan in full (as a result of outstanding Letter of Credit Exposure), Borrower shall also at such time deposit with Administrative Agent sufficient cash to be held by Administrative Agent to secure outstanding Letter of Credit Exposure in the manner contemplated by Section 2.1(b) as necessary to eliminate such Borrowing Base Deficiency, (b) submit additional oil and gas properties owned by Borrower and its Subsidiaries for consideration in connection with the determination of the Borrowing Base which Administrative Agent and Banks deem sufficient in their sole discretion to eliminate such Borrowing Base Deficiency, or (c) eliminate such Borrowing Base Deficiency through a combination of prepayments on the Revolving Loan and submission of additional oil and gas properties for inclusion in the Borrowing Base as set forth in subclauses (a) and (b) above. Notwithstanding the foregoing, upon the consummation of any Asset Disposition (other than the sale of any Relinquished Property, but including the consummation of any Permitted Exchange and as otherwise provided in Section 8.15) which results in a Borrowing Base Deficiency (or increase in an existing Borrowing Base

Deficiency), Borrower shall promptly, but in all events within two (2) Domestic Business Days after such Borrowing Base Deficiency first occurs, make a mandatory prepayment of principal on the Revolving Loan in an amount sufficient to eliminate such Borrowing Base Deficiency. Furthermore, and notwithstanding anything to the contrary contained herein, Borrower shall promptly make all mandatory prepayments of the Revolving Loan required by
Section 8.15.

Section 4.5.....Initial  Borrowing  Base.   Notwithstanding   anything  to  the
contrary contained herein, the Borrowing Base in effect during the period commencing on the Closing Date and ending on the effective date of the first Redetermination after the Closing Date shall be the Initial Borrowing Base.

                                   Article V
                           COLLATERAL AND GUARANTEES
                           -------------------------

Section 5.1.....Security.

(a) The Obligations shall be secured by first and prior Liens (subject only to Permitted Encumbrances) covering and encumbering (i) the Required Reserve Value of all Borrowing Base Properties, together with all related assets and interests, including, without limitation, all operating equipment, accounts, inventory, contract rights and all products, proceeds and other interests relating to the ownership, operation and/or production of such Borrowing Base Properties, to the extent permitted by applicable law and regulations, the Exchange Funds (as defined in Section 8.15), and prior to any Distributions being permitted to be made to any Restricted Subsidiary pursuant to the terms of Section 9.2(b) and/or the definition of "Permitted Investments," all of the issued and outstanding Equity owned by Borrower and each Restricted Subsidiary of each Restricted Subsidiary. On the Closing Date, Borrower shall deliver to Administrative Agent for the ratable benefit of each Bank, the Mortgages in form and substance acceptable to Administrative Agent and duly executed by Borrower, together with such other assignments, conveyances, amendments, agreements and other writings, including, without limitation, UCC-1 financing statements (each duly authorized and executed, as applicable) as Administrative Agent shall deem necessary or appropriate to grant, evidence and perfect first and prior Liens in all Borrowing Base Properties and other interests of Borrower required by this Section 5.1(a). Borrower hereby authorizes Administrative Agent, and its agents, successors and assigns, to file any and all necessary financing statements under the Uniform Commercial Code, assignments or continuation statements as necessary from time to time (in Administrative Agent's discretion) to perfect (or continue perfection of) the Liens granted pursuant to the Loan Papers.

(b) On or before each Redetermination Date after the Closing Date and at such other times as Administrative Agent or Required Banks shall request (including, without limitation, upon consummation of the Permitted Exchange), Borrower and its Restricted Subsidiaries shall execute and deliver to Administrative Agent, for the ratable benefit of each Bank, Mortgages in form and substance acceptable to Administrative Agent and duly executed by Borrower and any such Restricted Subsidiary (as applicable) together with such other assignments, conveyances, amendments, agreements and other writings, including, without limitation, UCC-1 financing statements (each duly authorized and executed) as Administrative Agent shall deem necessary or appropriate to grant, evidence and perfect the Liens required by
Section 5.1(a) preceding with respect to Borrowing Base Properties acquired by Borrower and its Restricted Subsidiaries subsequent to the last date on which Borrower or any such Restricted Subsidiary was required to execute and deliver Mortgages pursuant to this Section 5.1(b), or which, for any other reason are not the subject of valid, enforceable, perfected first priority Liens (subject only to Permitted Encumbrances) in favor of Administrative Agent for the ratable benefit of Banks.

(c) At any time Borrower or any of its Subsidiaries is required to execute and deliver Mortgages to Administrative Agent pursuant to this Section 5.1, Borrower shall also deliver to Administrative Agent such opinions of counsel (including, if so requested, title opinions within sixty (60) days of the date of any such request, and in each case addressed to Administrative Agent) and other evidence of title as Administrative Agent shall deem necessary or appropriate to verify (i) Borrower's or such Subsidiary's title to the Required Reserve Value of the Proved Mineral Interests which are subject to such Mortgages, and (ii) the validity and perfection of the Liens created by such Mortgages and such other matters regarding such Mortgages as Administrative Agent shall reasonably request.

(d)   To   the   extent    required   or   contemplated   by   the   terms   of
Section 5.1(a)(ii), Section 9.2 and the definition of "Permitted Investments," Borrower or any Indirect Restricted Subsidiary (as applicable) shall execute and deliver to Administrative Agent a Borrower Pledge Agreement or a Subsidiary Pledge Agreement (as applicable) together with (i) all certificates (or other evidence acceptable to Administrative Agent) evidencing the issued and outstanding Equity of any such Restricted
Subsidiary  of  every  class  owned by  Borrower  or such  Indirect  Restricted
Subsidiary (as applicable) which shall be duly endorsed or accompanied by stock powers executed in blank (as applicable), and (ii) such UCC-1 financing statements as Administrative Agent shall deem necessary or appropriate to grant, evidence and perfect the Liens required by Section 5.1(a)(iii) and
Section 9.2 in the issued and outstanding Equity of each such Restricted Subsidiary.

Section 5.2.....Guarantees.  Prior to any  Distributions  being permitted to be made to any Restricted Subsidiary pursuant to terms of Section 9.2(b), payment and performance of the Obligations shall be fully guaranteed by each Restricted Subsidiary pursuant to a Facility Guaranty, and Borrower shall cause any such applicable Restricted Subsidiary to execute and deliver to Administrative Agent such Facility Guaranty.

                                  Article VI
                             CONDITIONS PRECEDENT
                             --------------------

Section 6.1.....Conditions to Initial Borrowing and Participation in Letter of
Credit   Exposure.   The  obligation  of  each  Bank  to  loan  its  Commitment
Percentage of the initial Borrowing hereunder and the obligation of Administrative Agent to issue (or cause another Bank to issue) any Letter of Credit issued hereunder is subject to the satisfaction of each of the following conditions:

(a)   Closing  Deliveries.  Administrative  Agent shall have  received  each of the following documents, instruments and agreements, each of which shall be in form and substance and executed in such counterparts as shall be acceptable to Administrative Agent and each Bank and each of which shall, unless otherwise indicated, be dated the Closing Date:

          (i) a Note payable to the order of each Bank, each in the amount of such Bank's Commitment, duly executed by Borrower;

          (ii) the  Mortgages  to be executed on the  Closing  Date  pursuant to
     Section 5.1(a), duly executed and delivered by Borrower, together with such other assignments, conveyances, amendments, agreements and other writings, including, without limitation, UCC-1 financing statements, in form and substance satisfactory to Administrative Agent, creating first and prior Liens in all Borrowing Base Properties;

          (iii) such financing statements (including, without limitation, the financing statements referenced in subclause (ii) above) in form and substance acceptable to Administrative Agent and executed by each Credit Party (as applicable) as Administrative Agent shall specify to fully evidence and perfect all Liens contemplated by the Loan Papers (to the extent such Liens may be perfected by filing a financing statement), all of which shall be filed of record in such jurisdictions as Administrative Agent shall require in its sole discretion;

          (iv) a copy of the Subordinate Note duly executed by Borrower;

          (v)  a  copy  of  the  articles  or  certificate   of   incorporation,
     certificate of organization, or comparable charter documents, and all amendments thereto, of each Credit Party accompanied by a certificate that such copy is true, correct and complete, and dated within ten (10) days of the Closing Date (or within such other period as acceptable to Administrative Agent), issued by the appropriate Governmental Authority of the jurisdiction of incorporation of each such Credit Party, and accompanied by a certificate of the Secretary or comparable Authorized Officer of each such Credit Party that such copy is true, correct and complete on the Closing Date;

          (vi) a copy of the bylaws, regulations or comparable charter documents, and all amendments thereto, of each Credit Party accompanied by a certificate of the Secretary or comparable Authorized Officer of each such Credit Party that such copy is true, correct and complete as of Closing Date;

          (vii) certain certificates and other documents issued by the appropriate Governmental Authorities of such jurisdictions as Administrative Agent has requested relating to the existence of each Credit Party and to the effect that each such Credit Party is in good standing with respect to the payment of franchise and similar Taxes and is duly qualified to transact business in such jurisdictions;

          (viii) a certificate of incumbency of all officers of each Credit Party who will be authorized to execute or attest to any Loan Paper, dated the Closing Date, executed by the Secretary or comparable Authorized Officer of each such Credit Party;

          (ix) copies of resolutions or comparable authorizations approving the Loan Papers and authorizing the transactions contemplated by this Agreement and the other Loan Papers, duly adopted by the Board of Directors (or comparable authority) of each Credit Party accompanied by certificates of the Secretary or comparable officer of each such Credit Party that such copies are true and correct copies of resolutions duly adopted at a meeting of or (if permitted by applicable Law and, if required by such Law, by the bylaws or comparable charter documents of each such Credit Party, as applicable) by the unanimous written consent of the Board of Directors (or comparable authority) of each such Credit Party, as applicable, and that such resolutions constitute all the resolutions adopted with respect to such transactions, have not been amended, modified, or revoked in any respect, and are in full force and effect as of the Closing Date;

          (x) an opinion of (a) Foley & Lardner, special counsel for the Credit Parties, and (b) with respect to Texas law issues, an opinion of Welborn Sullivan Meck & Tooley, special counsel for the Credit Parties, each dated the Closing Date, favorably opining as to the enforceability of each of the Loan Papers and otherwise in form and substance satisfactory to Administrative Agent and Banks;

          (xi) an opinion of special counsel for Administrative Agent in each of Arkansas, Colorado, Louisiana, Michigan, Montana, North Dakota, Oklahoma and Wyoming, each dated the Closing Date, favorably opining as to the enforceability of the applicable Mortgages in each applicable State and otherwise in form and substance satisfactory to Administrative Agent and Banks;

          (xii) a certificate signed by an Authorized Officer of Borrower stating that (a) the representations and warranties contained in this Agreement and the other Loan Papers are true and correct in all respects, and (b) no Default or Event of Default has occurred and is continuing;

          (xiii) a Certificate of Ownership Interests signed by an Authorized Officer of Borrower in the form of Exhibit H attached hereto;

          (xiv) copies of all reports in Borrower's files (or otherwise reasonably available to Borrower) pertaining to Borrower's Mineral Interests and operations, which report(s) shall not reflect the existence of facts or circumstances which would constitute a material violation of any Applicable Environmental Law or which are likely to result in a material liability to any Credit Party; and

          (xv) certificates from Borrower's insurance broker setting forth the insurance maintained by Borrower and stating that such insurance is in full force and effect, and which certificates shall evidence that such insurance complies with the requirements of Section 8.6.

(b) Title Review. Administrative Agent or its counsel shall have completed a review of title to the Required Reserve Value of all Borrowing Base Properties and such review shall not have revealed any condition or circumstance which would reflect that the representations and warranties contained in Section 7.8 and Section 7.9 hereof are inaccurate in any respect.

(c) Repayment of Existing Debt. Subject only to the disbursement and application of the initial Borrowing, Borrower shall have repaid in full with proceeds of a Borrowing under this Agreement, all Debt accrued, outstanding and owing by Borrower under the letter loan agreement, dated as of October 16, 2002, between Borrower and Bank One, NA.

(d) Evidence of Withdrawal from Money Pool Agreement. Administrative Agent shall have received written evidence (in form and substance satisfactory to Administrative Agent) that Borrower has effectively withdrawn from the Money
Pool Agreement, and pursuant to such withdrawal, Borrower has no further rights, duties or obligations thereunder in any respect.

(e) No Material Adverse Change. No Material Adverse Change shall have occurred.

(f) No Legal Prohibition. The transactions contemplated by this Agreement shall be permitted by applicable Law and regulation and shall not subject any Agent or any Bank to any material adverse change in its assets, liabilities, financial condition, operations or prospects or subject any Credit Party to a Material Adverse Change.

(g)   No Litigation.  No litigation,  arbitration or similar  proceeding  shall be pending or threatened which calls into question the validity or enforceability of this Agreement, the other Loan Papers or the transactions contemplated hereby or thereby.

(h) Closing Fees. Borrower shall have paid to Administrative Agent for the ratable benefit of each Bank, and shall have paid to Administrative Agent and its Affiliates (for its own account), the fees to be paid on the Closing Date pursuant to Section 2.12.

(i) Other Matters. All matters related to this Agreement, the other Loan Papers and the Credit Parties shall be acceptable to each Bank in its sole discretion, and each Credit Party shall have delivered to Administrative Agent and each Bank such evidence as they shall request to substantiate any matters related to this Agreement and the other Loan Papers as Administrative Agent or any Bank shall request.

Section 6.2.....Conditions  to Each  Borrowing  and each Letter of Credit.  The obligation of each Bank to loan its Commitment Percentage of each Borrowing and the obligation of any Letter of Credit Issuer to issue, extend, amend or renew any Letter of Credit on the date such Letter of Credit is to be issued, extended, amended or renewed is subject to the further satisfaction of the following conditions:

(a) timely receipt by Administrative Agent of a Request for Borrowing or a Request for Letter of Credit (as applicable);

(b) immediately before and after giving effect to such Borrowing or issuance of such Letter of Credit, no Default or Event of Default shall have occurred and be continuing and the funding of such Borrowing or the issuance of the requested Letter of Credit (as applicable) shall not cause a Default or Event of Default;

(c) the representations and warranties of each Credit Party contained in this Agreement and the other Loan Papers shall be true and correct on and as of the date of such Borrowing or issuance of such Letter of Credit (as applicable);

(d) the amount of the requested Borrowing or the amount of the requested Letter of Credit (as applicable) shall not exceed the Availability;

(e)   no Material Adverse Change shall have occurred; and

(f) the funding of such Borrowing or the issuance of such Letter of Credit (as applicable) shall be permitted by applicable Law.

      The funding of each Borrowing and the issuance of each Letter of Credit hereunder shall be deemed to be a representation and warranty by Borrower on the date of such Borrowing and the date of issuance of each Letter of Credit as to the facts specified in Section 6.2(b) through Section 6.2(e).

Section 6.3.....Post-Closing  Deliveries  and  Actions.  Borrower  shall  on or prior to January 15, 2003, establish separate and independent operating accounts with Bank One, on or prior to January 20, 2003, deliver, or cause to be delivered, opinions of title or other evidence of title in form and substance acceptable to Administrative Agent and its counsel regarding that portion of the Borrowing Base Properties which is not less than the Required Reserve Value, and (c) deliver, or cause to be delivered, to Administrative Agent each document, instrument or agreement, and take each action, or cause to be taken each action, specified in Schedule 6.3 hereto, in each case on or before the date specified in such Schedule 6.3.

Section 6.4.....Materiality of Conditions.  Each condition  precedent herein is material to the transactions contemplated herein, and time is of the essence in respect of each thereof.

                                Article VII
                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

      Borrower represents and warrants to Administrative Agent and each Bank that each of the following statements is true and correct on the date hereof, and will be true and correct on the occasion of each Borrowing and the issuance of each Letter of Credit:

Section 7.1.....Corporate  Existence  and  Power.  Each  Credit  Party (a) is a
corporation, partnership or limited liability company duly incorporated or organized (as applicable), validly existing and in good standing under the Laws of its jurisdiction of incorporation or organization, (b) has all corporate, partnership or limited liability company power (as applicable) and all material governmental licenses, authorizations, consents and approvals required to carry on its businesses as now conducted and as proposed to be conducted, and (c) is duly qualified to transact business as a foreign corporation, partnership or limited liability company (as applicable) in each jurisdiction where a failure to be so qualified could reasonably be expected to have a Material Adverse Effect.

Section 7.2.....Credit  Party and  Governmental  Authorization;  Contravention.
The execution, delivery and performance of this Agreement and the other Loan Papers by each Credit Party (to the extent each Credit Party is a party to this Agreement and such Loan Papers) are within such Credit Party's corporate, partnership or limited liability company powers (as applicable), when executed will be duly authorized by all necessary corporate, partnership or limited liability company action (as applicable), require no action by or in respect of, or filing with, any Governmental Authority (except for filings and recordings to perfect Liens granted pursuant to such Loan Papers) and do not contravene, or constitute a default under, any provision of applicable Law (including, without limitation, the Margin Regulations) or of the articles or certificate of incorporation, bylaws, regulations, partnership agreement or comparable charter documents of any Credit Party or of any agreement, judgment, injunction, order, decree or other instrument binding upon any Credit Party or result in the creation or imposition of any Lien on any asset of any Credit Party other than the Liens securing the Obligations.

Section 7.3.....Binding  Effect.   This  Agreement   constitutes  a  valid  and
binding agreement of Borrower; the other Loan Papers when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of each Credit Party executing the same; and each Loan Paper is, or when executed and delivered, will be, enforceable against each Credit Party which executes the same in accordance with its terms except as
(i) the enforceability thereof may be limited by bankruptcy, insolvency or similar Laws affecting creditors rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

Section 7.4.....Financial Information.

(a) The most recent annual audited consolidated balance sheet of Borrower and the related consolidated statements of operations and cash flows for the Fiscal Year then ended, copies of which have been delivered to each Bank, fairly present, in conformity with GAAP, the consolidated financial position of Borrower as of the end of such Fiscal Year and its consolidated results of operations and cash flows for such Fiscal Year.

(b) The most recent quarterly unaudited consolidated balance sheet of Borrower delivered to Banks, and the related unaudited consolidated statements of operations and cash flows for the portion of Borrower's Fiscal Year then ended, fairly present, in conformity with GAAP applied on a basis consistent with the financial statements referred to in Section 7.4(a), the consolidated financial position of Borrower as of such date and its consolidated results of operations and cash flows for such portion of Borrower's Fiscal Year.

(c) Since the date of Borrower's most recent annual and quarterly consolidated balance sheet and consolidated statements of operations and cash flow delivered to Banks, there has been no material adverse change in the assets, liabilities, financial position, results of operations or prospects of Borrower, individually, or the Credit Parties, taken as a whole.

Section 7.5.....Litigation.   Except  for  matters  disclosed  on  Schedule 7.5
attached hereto, there is no action, suit or proceeding pending against, or to the knowledge of any Credit Party, threatened against or affecting any Credit Party before any Governmental Authority in which there is a reasonable possibility of an adverse decision which could reasonably be expected to have a Material Adverse Effect or which could in any manner draw into question the validity of the Loan Papers.

Section 7.6.....ERISA.  No Credit  Party  maintains or has ever  maintained  or been obligated to contribute to any Plan covered by Title IV of ERISA or subject to the funding requirements of section 412 of the Code or section 302 of ERISA. Each Plan maintained by any Credit Party or any ERISA Affiliate of any Credit Party is in compliance in all material respects with all applicable Laws. Except in such instances where an omission or failure would not have a Material Adverse Effect, (a) all returns, reports and notices required to be filed with any regulatory agency with respect to any Plan have been filed timely, and (b) no Credit Party nor any ERISA Affiliate of any Credit Party has failed to make any contribution or pay any amount due or owing as required by the terms of any Plan. There are no pending or, to the best of Borrower's knowledge, threatened claims, lawsuits, investigations or actions (other than routine claims for benefits in the ordinary course) asserted or instituted against, and no Credit Party nor any ERISA Affiliate of any Credit Party has knowledge of any threatened litigation or claims against, the assets of any Plan or its related trust or against any fiduciary of a Plan with respect to the operation of such Plan that are likely to result in liability of any Credit Party having a Material Adverse Effect. Except in such instances where an omission or failure would not have a Material Adverse Effect, each Plan that is intended to be "qualified" within the meaning of section 401(a) of the Code is, and has been during the period from its adoption to date, so qualified, both as to form and operation and all necessary governmental approvals, including a favorable determination as to the qualification under the Code of such Plan and each amendment thereto, have been or will be timely obtained. No Credit Party nor any ERISA Affiliate of any Credit Party has engaged in any prohibited transactions, within the meaning of section 406 of ERISA or section 4975 of the Code, in connection with any Plan which would result in liability of any Credit Party having a Material Adverse Effect. Except as set forth on Schedule 7.6 attached hereto, no Credit Party maintains or contributes to any Plan that provides a post-employment health benefit, other than a benefit required under section 601 of ERISA, or maintains or contributes to a Plan that provides health benefits that is not fully funded except where the failure to fully fund such Plan could not reasonably be expected to have a Material Adverse Effect. No Credit Party maintains, has established or has ever participated in a multiple employer welfare benefit arrangement within the meaning of section 3(40)(A) of ERISA.

Section 7.7.....Taxes and Filing of Tax  Returns.  Each Credit  Party has filed all tax returns required to have been filed and has paid all Taxes shown to be due and payable on such returns, including interest and penalties, and all other Taxes which are payable by such party, to the extent the same have become due and payable, other than Taxes with respect to which a failure to pay would not have a Material Adverse Effect. No Credit Party knows of any proposed material Tax assessment against it and all Tax liabilities of each Credit Party are adequately provided for. No income tax liability in excess of $50,000 of any Credit Party has been asserted by the Internal Revenue Service or other Governmental Authority for Taxes in excess of those already paid.

Section 7.8.....Ownership  of  Properties  Generally.   Except  for  Inmaterial
Title Deficiencies, each Credit Party has good and defensible title to all material properties and assets purported to be owned by it, including, without limitation, all assets reflected in the balance sheets referred to in
Section 7.4(a) and Section 7.4(b) and all assets which are used by the Credit Parties in the operation of their respective businesses, and none of such properties or assets is subject to any Lien other than Permitted Encumbrances.

Section 7.9.....Mineral  Interests.  Borrower has good and defensible  title to all Mineral Interests described in the Reserve Report, including, without limitation, all Borrowing Base Properties, free and clear of all Liens except Permitted Encumbrances and Immaterial Title Deficiencies. With the exception of Immaterial Title Deficiencies, all such Mineral Interests are valid, subsisting, and in full force and effect, and all rentals, royalties, and other amounts due and payable in respect thereof have been duly paid. Without regard to any consent or non-consent provisions of any joint operating agreement covering any of Borrower's Proved Mineral Interests, and with the exception of Immaterial Title Deficiencies, Borrower's share of (a) the costs for each Proved Mineral Interest described in the Reserve Report is not greater than the decimal fraction set forth in the Reserve Report, before and after payout, as the case may be, and described therein by the respective designations "working interests," "WI," "gross working interest," "GWI," or similar terms, and (b) production from, allocated to, or attributed to each such Proved Mineral Interest is not less than the decimal fraction set forth in the Reserve Report, before and after payout, as the case may be, and described therein by the designations "net revenue interest," "NRI," or similar terms. Each well drilled in respect of each Proved Producing Mineral Interest described in the Reserve Report (y) is capable of, and is presently, producing Hydrocarbons in commercially profitable quantities, and Borrower is currently receiving payments for its share of production, with no funds in respect of any thereof being presently held in suspense, other than any such funds being held in suspense pending delivery of appropriate division orders, and (z) has been drilled, bottomed, completed, and operated in compliance with all applicable Laws and no such well which is currently producing Hydrocarbons is subject to any penalty in production by reason of such well having produced in excess of its allowable production.

Section 7.10....Licenses,  Permits,  Etc. Except as disclosed on  Schedule 7.10 attached hereto, each Credit Party possesses such valid franchises, certificates of convenience and necessity, operating rights, licenses, permits, consents, authorizations, exemptions and orders of Governmental Authorities, as are necessary to carry on its business as now conducted and as proposed to be conducted, except to the extent a failure to obtain any such item would not have a Material Adverse Effect.

Section 7.11....Compliance  with  Law.  The  business  and  operations  of each
Credit Party have been and are being conducted in accordance with all applicable Laws other than violations of Laws which do not (either individually or collectively) have a Material Adverse Effect.

Section 7.12....Full Disclosure.  All information  heretofore furnished by each
Credit Party to Administrative Agent or any Bank for purposes of or in connection with this Agreement, any Loan Paper or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by or on behalf of any Credit Party to Administrative Agent or any Bank will be, true, complete and accurate in every material respect. The Credit Parties have disclosed or have caused to be disclosed to Banks in writing any and all facts which might reasonably be expected to result in a Material Adverse Change.

Section 7.13....Organizational  Structure;  Nature of Business. Parent owns one hundred percent (100%) of the issued and outstanding common stock in Borrower. As of the Closing Date, Borrower has no direct, wholly-owned Subsidiaries, other than Whiting-Golden Gas, WOK and Whiting Programs. Whiting Programs is the general partner of various partnerships that own oil and gas properties that are not Borrowing Base Properties. Borrower also owns, directly and partially indirectly through Whiting Programs, one hundred percent (100%) of the Equity in Whiting Institutional, which has assets of not greater than $2,000,000, and which assets are not included in the Borrowing Base. Borrower is engaged only in the business of acquiring, exploring, developing and operating Mineral Interests and the production, processing and marketing of Hydrocarbons therefrom. Schedule 7.13 attached hereto accurately reflects (i) the jurisdiction of incorporation or organization of each Credit Party, (ii) each jurisdiction in which each Credit Party is qualified to transact business as a foreign corporation, foreign partnership or foreign limited liability company, (iii) the authorized, issued and outstanding Equity of each Credit Party, and (iv) all outstanding warrants, options, subscription rights, convertible securities or other rights to purchase Equity of each Credit Party.

Section 7.14....Environmental   Matters.   Except  for  matters   disclosed  on
Schedule 7.14 attached hereto, no operation conducted by any Credit Party and no real or personal property now or previously owned or leased by any Credit Party (including, without limitation, any Credit Party's Mineral Interests) and no operations conducted thereon, and to any Credit Parties' knowledge, no operations of any prior owner, lessee or operator of any such properties, is or has been in violation of any Applicable Environmental Law other than violations which neither individually nor in the aggregate will have a
Material  Adverse  Effect.   Except  for  matters  disclosed  on  Schedule 7.14
attached hereto, no Credit Party, nor any such property nor operation is the subject of any existing, pending or, to any Credit Parties' knowledge, threatened Environmental Complaint which could, individually or in the aggregate, have a Material Adverse Effect. All notices, permits, licenses, and similar authorizations, required to be obtained or filed in connection with the ownership of each tract of real property or operations of any Credit Party thereon and each item of personal property owned, leased or operated by any Credit Party, including, without limitation, notices, licenses, permits and authorizations required in connection with any past or present treatment, storage, disposal, or release of Hazardous Substances into the environment, have been duly obtained or filed except to the extent the failure to obtain or file such notices, licenses, permits and authorizations would not have a Material Adverse Effect. All Hazardous Substances, generated at each tract of real property and by each item of personal property owned, leased or operated by any Credit Party have been transported, treated, and disposed of only by carriers or facilities maintaining valid permits under RCRA (as hereinafter defined) and all other Applicable Environmental Laws for the conduct of such activities except in such cases where the failure to obtain such permits would not, individually or in the aggregate, have a Material Adverse Effect. Except for matters disclosed on Schedule 7.14 attached hereto, there have been no Hazardous Discharges which were not in compliance with Applicable Environmental Laws other than Hazardous Discharges which would not, individually or in the aggregate, have a Material Adverse Effect. Except for matters disclosed on Schedule 7.14 attached hereto, no Credit Party has any contingent liability in connection with any Hazardous Discharge which could reasonably be expected to have a Material Adverse Effect. As used in this Section 7.14, the term "RCRA" shall mean the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling
Act of 1980, the Solid Waste Recovery Act of 1976, as amended by the Solid Waste Disposal Act of 1980, and the Hazardous and Solid Waste Amendments of 1984, as the same may be further amended and in effect from time to time.

Section 7.15....Burdensome  Obligations.  No  Credit  Party,  nor  any  of  the
properties of any Credit Party, is subject to any Law or any pending or threatened change of Law or subject to any restriction under its articles (or certificate) of incorporation, bylaws, regulations, partnership agreement or comparable charter documents or under any agreement or instrument to which any Credit Party or by which any Credit Party or any of their properties may be subject or bound, which is so unusual or burdensome as to be likely in the foreseeable future to have a Material Adverse Effect. Without limiting the foregoing, no Credit Party is a party to or bound by any agreement (other than the Loan Papers) or subject to any order of any Governmental Authority which prohibits or restricts in any way the right of such Credit Party or any Restricted Subsidiary to make Distributions.

Section 7.16....Fiscal  Year.  Borrower's  Fiscal  Year is  January  1  through
December 31.

Section 7.17....No  Default.  Neither a  Default  nor an Event of  Default  has
occurred or will exist after giving effect to the transactions contemplated by this Agreement or the other Loan Papers.

Section 7.18....Government   Regulation.   No  Credit   Party  is   subject  to
regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act (as any of the preceding acts have been amended), the Investment Company Act of 1940 or any other Law which regulates the incurring by such Credit Party of Debt, including, but not limited to Laws relating to common contract carriers or the sale of electricity, gas, steam, water or other public utility services.

Section 7.19....Insider.  No Credit  Party is, and no Person  having  "control"
(as that term is defined in 12 U.S.C. section 375(b) or regulations promulgated thereunder) of any Credit Party is an "executive officer," "director" or "shareholder" of any Bank or any bank holding company of which any Bank is a Subsidiary or of any Subsidiary of such bank holding company.

Section 7.20....Gas Balancing  Agreements  and Advance  Payment  Contracts.  On
the date of this Agreement, (a) there is no Material Gas Imbalance, and (b) the aggregate amount of all Advance Payments received by any Credit Party under Advance Payment Contracts which have not been satisfied by delivery of production does not exceed $2,000,000.

Section 7.21....Subordinate    Loan    Documents.    Borrower    has   provided
Administrative Agent with a true and correct copy of each of the Subordinate Loan Documents including all amendments and modifications thereto. No material rights or obligations of any party to any of such Subordinate Loan Documents have been (or will be on the Closing Date) waived, and no Credit Party nor any other party to any of such Subordinate Loan Documents is (or will be on the Closing Date) in default of its obligations thereunder. Each of the Subordinate Loan Documents is a valid, binding and enforceable obligation of the parties thereto in accordance with its terms (except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar Laws affecting creditors' rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability) and is in full force and effect.

                                 Article VIII
                             AFFIRMATIVE COVENANTS
                             ---------------------

      Borrower covenants and agrees that, so long as any Bank has any commitment to lend or participate in Letter of Credit Exposure hereunder or any amount payable under any Note remains unpaid or any Letter of Credit remains outstanding:

Section 8.1.....Information.  Borrower will deliver,  or cause to be delivered, to each Bank:

(a) as soon as available and in any event within (i) ninety (90) days after the end of each Fiscal Year, consolidated balance sheets of Borrower as of the end of such Fiscal Year and the related consolidated statements of income and statements of cash flow for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all reported by Borrower in accordance with GAAP and audited by a firm of independent public accountants of nationally recognized standing and acceptable to Administrative Agent;

(b) as soon as available and in any event within forty-five (45) days after the end of each of the first three (3) Fiscal Quarters of each Fiscal Year, consolidated balance sheets of Borrower as of the end of such Fiscal Quarter and the related consolidated statements of income and statements of cash flow for such quarter and for the portion of Borrower's Fiscal Year ended at the end of such Fiscal Quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of Borrower's previous Fiscal Year; all financial statements delivered pursuant to this Section 8.1(b) shall be certified as to fairness of presentation, GAAP (except for the absence of footnotes and normal year end adjustments) and consistency by a Financial Officer of Borrower;

(c) simultaneously with the delivery of each set of financial statements referred to in Section 8.1(a) and Section 8.1(b) a certificate of the principal executive and Financial Officer of Borrower in the form of Exhibit I attached hereto, (i) setting forth in reasonable detail the calculations required to establish whether Borrower was in compliance with the requirements of Article X on the date of such financial statements,
(ii) stating whether there exists on the date of such certificate any Default and, if any Default then exists, setting forth the details thereof and the action which Borrower is taking or proposes to take with respect thereto,
(iii) stating whether or not such financial statements fairly reflect in all material respects the results of operations and financial condition of Borrower as of the date of the delivery of such financial statements and for the period covered thereby, (iv) setting forth (A) whether as of such date there is a Material Gas Imbalance and, if so, setting forth the amount of net gas imbalances under Gas Balancing Agreements to which Borrower is a party or by which any Mineral Interests owned by Borrower is bound, and (B) the aggregate amount of all Advance Payments received under Advance Payment
Contracts to which Borrower is a party or by which any Mineral Interests owned by Borrower is bound which have not been satisfied by delivery of production, if any, (v) setting forth a summary of the Hedge Transactions to which Borrower is a party on such date, and (vi) setting forth the other information described in Exhibit I attached hereto;

(d) promptly upon the filing thereof, copies of all final registration statements, post effective amendments thereto and annual, quarterly or special reports which any Credit Party shall have filed with the Securities and Exchange Commission;

(e) promptly upon receipt of same, any notice or other information received by any Credit Party indicating (i) any potential, actual or alleged non-compliance  with  or  violation  of  the  requirements  of  any  Applicable

Environmental Law which could result in liability to any Credit Party for fines, clean up or any other remediation obligations or any other liability in excess of $1,000,000 in the aggregate; (ii) any threatened Hazardous Discharge which Hazardous Discharge would impose on any Credit Party a duty to report to a Governmental Authority or to pay cleanup costs or to take remedial action under any Applicable Environmental Law which could result in liability to any Credit Party for fines, clean up and other remediation obligations or any other liability in excess of $1,000,000 in the aggregate; or (iii) the existence of any Lien arising under any Applicable Environmental Law securing any obligation to pay fines, clean up or other remediation costs or any other liability in excess of $1,000,000 in the aggregate. Without limiting the foregoing, each Credit Party shall provide to Banks promptly upon receipt of same by any Credit Party copies of all environmental consultants or engineers reports received by any Credit Party which would render the representation and warranty contained in Section 7.14 untrue or inaccurate in any respect;

(f) In the event any notification is provided to any Bank or Administrative Agent pursuant to Section 8.1(e) hereof or Administrative Agent or any Bank otherwise learns of any event or condition under which any such notice would be required, then, upon request of Required Banks, Borrower shall within thirty (30) days of such request, cause to be furnished to Administrative Agent and each Bank a report by an environmental consulting firm acceptable to Administrative Agent and Required Banks, stating that a review of such event, condition or circumstance has been undertaken (the scope of which shall be acceptable to Administrative Agent and Required Banks) and detailing the findings, conclusions and recommendations of such consultant. Borrower shall bear all expenses and costs associated with such review and updates thereof;

(g) immediately upon any Authorized Officer of any Credit Party becoming aware of the occurrence of any Default, a certificate of an Authorized Officer of Borrower setting forth the details thereof and the action which Borrower is taking or proposes to take with respect thereto;

(h) no later than April 1 and September 1 of each year, commencing April 1, 2003, reports of production volumes, revenue, expenses and product prices for all oil and gas properties owned by Borrower with a Recognized Value of $500,000 or more for the periods of six (6) months ending the preceding December 31 and June 30, respectively. Such reports shall be prepared on an accrual basis and (i) with respect to Proved Producing Mineral Interests that have a Recognized Value of greater than fifty percent (50%) of the Recognized Value of all Proved Producing Mineral Interests owned by Borrower, shall be reported on a field by field basis, and (ii) with respect to all other such oil and gas properties, shall be reported on a state by state basis;

(i)   promptly notify Banks of any Material Adverse Change;

(j) promptly notify Banks of any material litigation involving any Credit Party; and

(k) from time to time such additional information regarding the financial position or business of any Credit Party as Administrative Agent, at the request of any Bank, may reasonably request.

Section 8.2.....Business  of Credit  Parties.  The sole  business of the Credit
Parties will be (and will continue to be) the acquisition, exploration, development and operation of Mineral Interests and the production, processing and marketing of Hydrocarbons therefrom.

Section 8.3.....Maintenance of Existence.  Borrower shall, and shall cause each other Credit Party to, at all times (a) maintain its corporate, partnership or limited liability company existence in its state of incorporation or organization, and (b) maintain its good standing and qualification to transact business in all jurisdictions where the failure to maintain good standing or qualification to transact business could have a Material Adverse Effect.

Section 8.4.....Title Data.  In addition to the title  information  required by
Section 5.1(c) and Section 6.1(b) hereof, Borrower shall, upon the request of Required Banks, cause to be delivered to Administrative Agent such title opinions and other information regarding title to Mineral Interests owned by Borrower as are appropriate to determine the status thereof.

Section 8.5.....Right of Inspection.  Borrower will permit, and will cause each other Credit Party to permit, any officer, employee or agent of Administrative Agent to visit and inspect any of the assets of any Credit Party, examine each Credit Party's books of record and accounts, take copies and extracts therefrom, and discuss the affairs, finances and accounts of each Credit Party with such Credit Party's officers, accountants and auditors, all at such reasonable times and as often as Administrative Agent may desire, all at the expense of Borrower.

Section 8.6.....Maintenance  of Insurance.  Borrower  will, and will cause each other  Credit  Party  to,  at all  times  maintain  or cause  to be  maintained insurance covering such risks as are customarily carried by businesses similarly situated, including, without limitation, the following:
(a) workmen's compensation insurance; (b) employer's liability insurance; (c) comprehensive general public liability and property damage insurance;
(d) insurance against (other than losses or damage to property owned by Borrower which is self insured) losses customarily insured against as a result of damage by fire, lightning, hail, tornado, explosion and other similar risk; and (e) comprehensive automobile liability insurance. All loss payable clauses or provisions in all policies of insurance maintained by any Credit Party pursuant to this Section 8.6 shall be endorsed in favor of and made payable to Administrative Agent for the ratable benefit of Banks, as their interests may appear. Administrative Agent shall, during the continuance of an Event of Default, have the right, for the ratable benefit of Banks, to collect, and Borrower hereby assigns to Administrative Agent for the ratable benefit of Banks (and hereby agrees to cause each other Credit Party to assign), any and all monies that may become payable under any such policies of insurance by reason of damage, loss or destruction of any of property which stands as security for the Obligations or any part thereof, and Administrative Agent may, during the continuance of an Event of Default, at its election, either apply for the ratable benefit of Banks all or any part of the sums so collected toward payment of the Obligations, whether or not such Obligations are then due and payable, in such manner as Administrative Agent may elect or release same to the applicable Credit Party.

Section 8.7.....Payment  of Taxes and  Claims.  Borrower  will,  and will cause each other Credit Party to, pay (a) all Taxes imposed upon it or any of its assets or with respect to any of its franchises, business, income or profits before any material penalty or interest accrues thereon, and (b) all material claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by Law have or might become a Lien (other than a Permitted Encumbrance) on any of its assets; provided, however, no payment of Taxes or claims shall be required if (i) the amount, applicability or validity thereof is currently being contested in good faith by appropriate action promptly initiated and diligently conducted in accordance with good business practices and no material part of the property or assets of Borrower, and no part of the assets of any Subsidiary of Borrower which would be material to Borrower, is subject to any pending levy or execution, (ii) Borrower, and any Subsidiary of Borrower, as and to the extent required in accordance with GAAP, shall have set aside on their books reserves (segregated to the extent required by
GAAP) deemed by them to be adequate with respect thereto, and (iii) Borrower has notified Administrative Agent of such circumstances, in detail satisfactory to Administrative Agent.

Section 8.8.....Compliance  with Laws and  Documents.  Borrower  will, and will cause each other Credit Party to, comply with all Laws, their respective certificates (or articles) of incorporation, bylaws, regulations and similar organizational documents and all Material Agreements to which any Credit Party is a party, if a violation, alone or when combined with all other such violations, could reasonably be expected to have a Material Adverse Effect.

Section 8.9.....Operation of Properties and Equipment.

(a)   Borrower  will,  and will  cause each other  Credit  Party to,  maintain, develop and operate its Mineral Interests in a good and workmanlike manner, and observe and comply with all of the terms and provisions, express or implied, of all oil and gas leases relating to such Mineral Interests so long as such Mineral Interests are capable of producing Hydrocarbons and accompanying elements in paying quantities, except where such failure to maintain, develop, operate, observe or comply could not reasonably be expected to have a Material Adverse Effect.

(b) Borrower will, and will cause each other Credit Party to, comply in all respects with all contracts and agreements applicable to or relating to its Mineral Interest or the production and sale of Hydrocarbons and accompanying elements therefrom, except to the extent a failure to so comply could not reasonably be expected to have a Material Adverse Effect.

(c) Borrower will, and will cause each other Credit Party to, at all times maintain, preserve and keep all operating equipment used with respect to its Mineral Interests in proper repair, working order and condition, and make all necessary or appropriate repairs, renewals, replacements, additions and improvements thereto so that the efficiency of such operating equipment shall at all times be properly preserved and maintained, except where such failure to comply could not reasonably be expected to have a Material Adverse Effect; provided, further that, no item of operating equipment need be so repaired, renewed, replaced, added to or improved, if Borrower shall in good faith determine that such action is not necessary or desirable for the continued efficient and profitable operation of the business of such Credit Party.

Section 8.10....Environmental  Law  Compliance.  Except to the extent a failure to comply could not reasonably be expected to have a Material Adverse Effect, Borrower will, and will cause each other Credit Party to, comply with all Applicable Environmental Laws, including, without limitation, (a) all licensing, permitting, notification and similar requirements of Applicable Environmental Laws, and (b) all provisions of all Applicable Environmental Laws regarding storage, discharge, release, transportation, treatment and disposal of Hazardous Substances. Borrower will, and will cause each other Credit Party to, promptly pay and discharge when due all legal debts, claims, liabilities and obligations with respect to any clean-up or remediation measures necessary to comply with Applicable Environmental Laws.

Section 8.11....ERISA Reporting Requirements.  Borrower shall furnish, or cause to be furnished, to Administrative Agent:

(a) promptly and in any event (i) within thirty (30) days after Borrower or any ERISA Affiliate receives notice from any regulatory agency of the commencement of an audit, investigation or similar proceeding with respect to a Plan, and (ii) within ten (10) days after Borrower or any ERISA Affiliate contacts the Internal Revenue Service for the purpose of participation in a closing agreement or any voluntary resolution program with respect to a Plan which could reasonably be expected to have a Material Adverse Effect or knows or has reason to know that any event with respect to any Plan of Borrower or any ERISA Affiliate has occurred that is reasonably believed by Borrower to potentially have a Material Adverse Effect, a written notice describing such event and describing what action is being taken or is proposed to be taken with respect thereto, together with a copy of any notice of such event that is given to the PBGC;

(b) promptly and in any event within thirty (30) days after the receipt by Borrower of a request therefor by a Bank, copies of any annual and other report (including Schedule B thereto) with respect to a Plan filed by Borrower or any ERISA Affiliate with the United States Department of Labor, the Internal Revenue Service or the PBGC;

(c) notification within thirty (30) days of the effective date thereof of any material increases in the benefits, or material change in the funding method, of any existing Plan which is not a multiemployer plan (as defined in section 4001(a)(3) of ERISA), or the establishment of any material new Plans, or the commencement of contributions to any Plan to which Borrower or any ERISA Affiliate was not previously contributing; and

(d) promptly after receipt of written notice of commencement thereof, notice of all (i) claims made by participants or beneficiaries with respect to any Plan, and (ii) actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting Borrower or any ERISA Affiliate with respect to any Plan, except those which, in the aggregate, if adversely determined could not reasonably be expected to have a Material Adverse Effect.

Section 8.12....Additional  Documents.  Borrower  will,  and  will  cause  each other Credit Party to, cure promptly any defects in the creation and issuance of each Note, and the execution and delivery of this Agreement and the other Loan Papers and, at Borrower's expense, Borrower shall promptly and duly execute and deliver to each Bank, and cause each other Credit Party to promptly and duly execute and deliver to each Bank, upon reasonable request, all such other and further documents, agreements and instruments in compliance with or accomplishment of the covenants and agreements of the Credit Parties in this Agreement and the other Loan Papers as may be reasonably necessary or appropriate in connection therewith.

Section 8.13....Environmental    Review.     Borrower    shall    deliver    to
Administrative  Agent  prior  to the  completion  by any  Credit  Party  of any material acquisition of Mineral Interests or related assets, other than an acquisition of additional interests in Mineral Interests in which a Credit Party previously held an interest, any report or reports (including, without limitation, any Phase I environmental reports) obtained by Borrower in the course of such acquisition setting forth the results of any environmental review of such Mineral Interests and related assets. Additionally, if requested by Administrative Agent or Required Banks in writing in connection with any such material acquisition, and not otherwise obtained by Borrower and delivered to Administrative Agent in accordance with the foregoing provisions of this Section 8.13, Borrower shall deliver to Administrative Agent, within forty-five (45) days of Administrative Agent's or Required
Banks' written request, a report or reports related to any such material acquisition which shall be in form, scope and detail acceptable to
Administrative  Agent  from  environmental   engineering  firms  acceptable  to
Administrative Agent, and which shall set forth the results of a Phase I environmental review of the Mineral Interests and related assets the subject of such material acquisition. All of the reports delivered to Administrative Agent pursuant to this Section 8.13 shall not reflect the existence of facts or circumstances which would constitute a material violation of any Applicable Environmental Law or which are likely to result in a material liability to any Credit Party.

Section 8.14....Cash  Management.  Borrower  shall  maintain  the  separate and independent operating accounts established pursuant to Section 6.3(a) hereof in a manner acceptable to Administrative Agent in all respects.

Section 8.15....Permitted  Exchange.  Subject to the terms and  conditions  set forth herein, including, without limitation, Section 9.5 hereof, and provided no Default, Event of Default or Borrowing Base Deficiency exists, Borrower shall be permitted to consummate one or more Permitted Exchanges during the term of this Agreement; provided, further, that, the aggregate value (which, with respect to Mineral Interests, shall be the Recognized Value of such Mineral Interests and shall further be the net value or net Recognized Value realized or resulting from such Permitted Exchange) of all assets sold pursuant to this Section 8.15 in any Fiscal Year shall not exceed ten percent (10%) of the Borrowing Base then in effect. In the event Borrower desires to consummate a Permitted Exchange, Borrower shall (1) notify Administrative Agent thereof in writing, which notice shall unambiguously describe the property Borrower desires to relinquish (the "Relinquished Property"), (2) notify Administrative Agent and Banks of the execution of a purchase agreement (a "Relinquished Property PSA") for the Relinquished Property, which Relinquished Property PSA and the terms thereof (including, without limitation, the purchase price for the Relinquished Property) shall be acceptable to Administrative Agent in its reasonable discretion, and (3) deliver a fully executed copy of such Relinquished Property PSA, together with all amendments thereto, to Administrative Agent. On or before the date of transfer and conveyance of any Relinquished Property pursuant to the terms and conditions of a Relinquished Property PSA (a "Transfer Date"), Borrower shall enter into an Exchange Agreement with Qualified Intermediary pursuant to which provision shall be made for the deposit of the purchase price for such Relinquished Property into a "qualified escrow account" (within the meaning of Section 1.103(k)-1(g)(3) of the Regulations) with, and to be held by, Qualified Intermediary (such proceeds being referred to herein as the "Exchange Funds"). All such Exchange Funds shall be used for the acquisition of the applicable Replacement Property (as hereafter defined) and as otherwise set forth in such Exchange Agreement. On or before forty-five (45) days after the applicable Transfer Date (an "Identification Period"), Borrower shall either (a)(i) identify (which identification shall be made pursuant to and in compliance with the requirements of the Regulations) one or more replacement properties in a written document signed by Borrower and delivered to Administrative Agent, Banks and Qualified Intermediary, which document shall unambiguously describe the replacement property (the "Replacement Property") and which property shall be like-kind to the applicable Relinquished Property in accordance with the rules of Section 1031(a) of the Code and otherwise acceptable to Administrative Agent and Banks in their reasonable discretion, (ii) notify Administrative Agent, Banks and Qualified Intermediary of the execution of a purchase agreement (a "Replacement Property PSA") for such Replacement Property, which Replacement Property PSA and the terms thereof (including, without limitation, the purchase price for such Replacement Property) shall be acceptable to Administrative Agent in its reasonable discretion, and (iii) deliver a fully executed copy of such Replacement Property PSA to Administrative Agent, or
(b) make a prepayment of principal on the Revolving Loan in an amount sufficient to eliminate any Borrowing Base Deficiency resulting from the sale of the applicable Relinquished Property. In the event Borrower has, prior to the expiration of the Identification Period, (1) properly identified applicable Replacement Property, (2) notified Qualified Intermediary and Administrative Agent of the execution of an applicable Replacement Property PSA, and (3) delivered a copy thereof to Administrative Agent in accordance with the terms hereof, then Borrower shall, on or prior to the date which occurs 180 days after the relevant Transfer Date (an "Exchange Date"), (A) notify Qualified Intermediary and Administrative Agent in writing that all conditions to the applicable Replacement Property PSA have been satisfied and that the seller under such Replacement Property PSA (the "Seller") is prepared to consummate the sale of such Replacement Property to Borrower, in which event, after receipt of such written notification, Borrower shall cause Qualified Intermediary to release the applicable Exchange Funds directly to the Seller on the closing date of such sale, and Borrower shall cause the conveyance and transfer of the applicable Replacement Property to Borrower. Promptly following the transfer and conveyance of any Replacement Property to Borrower, Borrower shall comply with the terms of Section 5.1(b) hereof. In the event (y) Borrower does not, prior to any applicable Exchange Date, consummate the closing of the sale of the applicable Replacement Property, or
(z) the applicable Replacement Property PSA is otherwise terminated prior to any applicable Exchange Date, then Borrower shall, on the earlier of the applicable Exchange Date or the date of termination of the applicable Replacement Property PSA, make a prepayment of principal on the Revolving Loan in an amount sufficient to eliminate any Borrowing Base Deficiency resulting from the sale of any applicable Relinquished Property. Notwithstanding the foregoing or anything else to the contrary contained herein, Borrower shall comply in all respects with all of the terms and provisions of the applicable Exchange Agreement.

                                  Article IX
                              NEGATIVE COVENANTS
                              ------------------

      Borrower agrees that, so long as any Bank has any commitment to lend or participate in Letter of Credit Exposure hereunder or any amount payable under any Note remains unpaid or any Letter of Credit remains outstanding:

Section 9.1.....Incurrence  of Debt.  Borrower  will  not,  nor  will  Borrower permit any other Credit Party to, incur, become or remain liable for any Debt other than (a) the Obligations, (b) the Subordinate Debt, and (c) other unsecured Debt in an aggregate amount outstanding at any time not to exceed $5,000,000.

Section 9.2.....Restricted  Payments.  Except as set forth on Schedule 9.15 and except for Permitted Investments, Borrower will not, nor will Borrower permit any other Credit Party to, directly or indirectly, declare or pay, or incur any liability to declare or pay, any Restricted Payment; provided, that
(a) any Subsidiary of Borrower may make Distributions to Borrower, any Credit Party may make Distributions to any other Credit Party that has provided a Facility Guaranty, and all of the Equity of which owned by Borrower or any Indirect Restricted Subsidiary has been pledged to Administrative Agent pursuant to a Borrower Pledge Agreement or a Subsidiary Pledge Agreement (as applicable), and (c) so long as no Default or Borrowing Base Deficiency exists on the date any such Distribution is declared or paid and no Default or Event of Default would result therefrom, in addition to Distributions permitted under the preceding clauses (a) and (b), Borrower may make (i) the Permitted AER Distribution on or prior to December 31, 2002, and
(ii) Permitted Tax Distributions.

Section 9.3.....Negative  Pledge.  Borrower will not, nor will Borrower  permit any other Credit Party to, create, assume or suffer to exist any Lien on any of their respective assets, other than Permitted Encumbrances.

Section 9.4.....Consolidations  and  Mergers.   Borrower  will  not,  nor  will
Borrower permit any other Credit Party to, consolidate or merge with or into any other Person; provided, that, so long as no Default or Event of Default exists or will result, Borrower or any Restricted Subsidiary may merge or consolidate with any other Person so long as Borrower or such Restricted Subsidiary is the surviving Person and, in the case of a Restricted Subsidiary, a wholly owned Subsidiary of Borrower.

Section 9.5.....Asset  Dispositions.  Borrower  will  not,  nor  will  Borrower permit any other Credit Party to, sell, lease, transfer, abandon or otherwise dispose of any asset other than (a) the sale in the ordinary course of
business  of   Hydrocarbons   produced  from  Borrower's   Mineral   Interests,
(b) provided no Event of Default or Borrowing Base Deficiency exists, the sale, lease, transfer, abandonment, exchange or other disposition of other assets; provided, that, the aggregate value (which, in the case of assets consisting of Mineral Interests, shall be the Recognized Value of such Mineral Interests and in the case of any exchange, shall be the net value or net Recognized Value realized or resulting from such exchange) of all assets sold, leased, transferred or disposed of pursuant to this clause (b) in any period between Scheduled Redeterminations shall not exceed five percent (5%) of the Borrowing Base then in effect (for purposes of this clause (b) the Closing Date will be deemed to be a Scheduled Redetermination); provided, further, that, no Asset Disposition shall be permitted pursuant to this clause (b) unless all mandatory prepayments required by Section 2.6 in connection with such Asset Disposition are made concurrently (or at such other times as provided herein) therewith, and (c) subject to the terms and conditions set forth in this Agreement, including, without limitation,
Section 8.15, any Permitted Exchange. In no event will Borrower sell, transfer or dispose of any Equity in any Subsidiary nor will any Credit Party issue or sell any Equity or any option, warrant or other right to acquire such Equity or security convertible into such Equity to any Person other than the Credit Party which is the direct parent of such issuer on the Closing Date.

Section 9.6.....Amendments  to  Organizational   Documents;   Other  Material
Agreements. Borrower will not, nor will Borrower permit any other Credit Party to, enter into or permit any modification or amendment of, or waive any material right or obligation of any Person under, (a) its certificate or articles of incorporation, bylaws, partnership agreement, regulations or other organizational documents other than amendments, modifications and waivers which will not, individually or in the aggregate, have a Material Adverse Effect, or (b) the Subordinate Loan Documents.

Section 9.7.....Use of Proceeds.  The proceeds of  Borrowings  will not be used for any purpose other than (a) working capital, (b) to finance the acquisition, exploration and development of Mineral Interests, (c) for general corporate purposes, and (d) to the repayment of existing Debt owing by Borrower. None of such proceeds (including, without limitation, proceeds of Letters of Credit issued hereunder) will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock, and none of such proceeds will be used in
violation  of  applicable  Law  (including,   without  limitation,  the  Margin
Regulations). Letters of Credit will be issued hereunder only for the purpose of securing bids, tenders, bonds, contracts and other obligations entered into in the ordinary course of Borrower's business, and otherwise to guaranty payment and performance in accordance with the ordinary practice of Borrower's business. Without limiting the foregoing, no Letters of Credit will be issued hereunder for the purpose of or providing credit enhancement with respect to any Debt or equity security of any Credit Party or to secure any Credit Party's obligations with respect to Hedge Transactions other than Hedge Transactions with a Bank or an Affiliate of such Bank.

Section 9.8.....Investments.  Borrower will not, nor will  Borrower  permit any other Credit Party to, directly or indirectly, make or have outstanding any Investment other than Permitted Investments.

Section 9.9.....Transactions  with  Affiliates.  Borrower  will  not,  nor will
Borrower permit any of its Subsidiaries to, engage in any transaction with an Affiliate unless such transaction is as favorable to such party as could be obtained in an arm's length transaction with an unaffiliated Person in accordance with prevailing industry customs and practices.

Section 9.10....ERISA.  Except in such  instances  where an omission or failure would not have a Material Adverse Effect, Borrower will not, nor will Borrower permit any other Credit Party to (a) take any action or fail to take any action which would result in a violation of ERISA, the Code or other Laws applicable to the Plans maintained or contributed to by it or any ERISA Affiliate, or (b) modify the term of, or the funding obligations or contribution requirements under any existing Plan, establish a new Plan, or become obligated or incur any liability under a Plan that is not maintained or contributed to by Borrower or any ERISA Affiliate as of the Closing Date.

Section 9.11....Hedge  Transactions.  Borrower  will  not,  nor  will  Borrower permit  any other  Credit  Party to,  enter into any Hedge  Transactions  which would  cause  the  amount  of  Hydrocarbons  which  are the  subject  of  Hedge
Transactions in existence at such time to exceed seventy-five percent (75%) of Borrower's anticipated production from Proved Producing Mineral Interests during the term of such existing Hedge Transactions, which Hedge Transactions shall not have a tenor of greater than three (3) years.

Section 9.12....Fiscal Year.  Borrower will not, nor will  Borrower  permit any other Credit Party to, change its Fiscal Year.

Section 9.13....Change  in  Business.  Borrower  will  not,  nor will  Borrower permit any other Credit Party to, engage in any business other than the businesses engaged in by such parties on the date hereof as described in
Section 7.13 hereof.

Section 9.14....Subordinate  Debt.  Borrower  will not make any  payment  on or with respect to any Subordinate Debt except as expressly permitted by the terms hereof and by the terms of the Subordinate Note.

Section 9.15....Obligations of Unrestricted  Subsidiaries.  Except as described on Schedule 9.15 attached hereto, Borrower will not, nor will Borrower permit any other Credit Party to, incur any liability, Debt or obligation to any Unrestricted Subsidiary of any nature, or have any liability (whether by operation of law or otherwise) for any liability, Debt or obligation of any Unrestricted Subsidiary.

                                   Article X
                              FINANCIAL COVENANTS
                              -------------------

      Borrower agrees that so long as any Bank has any commitment to lend or participate in Letter of Credit Exposure hereunder or any amount payable under any Note remains unpaid or any Letter of Credit remains outstanding:

Section 10.1....Current  Ratio of Borrower.  Borrower will not permit its ratio of Consolidated Current Assets to its Consolidated Current Liabilities as of the end of any Fiscal Quarter to be less than 1.0 to 1.0.

Section 10.2....Consolidated  Total Debt to  Annualized  Consolidated  EBITDAX.
As of the end of any Fiscal Quarter, commencing with the Fiscal Quarter ending December 31, 2002, Borrower will not permit its ratio of Consolidated Total Debt to Annualized Consolidated EBITDAX to be greater than 4.0 to 1.0.

Section 10.3....Consolidated  Senior Debt to Annualized  Consolidated  EBITDAX.
As of the end of any Fiscal Quarter, commencing with the Fiscal Quarter ending December 31, 2002, Borrower will not permit its ratio of Consolidated Senior Debt to Annualized Consolidated EBITDAX to be greater than 3.0 to 1.0.

                                  Article XI
                                   DEFAULTS
                                   --------

Section 11.1....Events  of  Default.  If one or  more of the  following  events
(collectively "Events of Default" and individually an "Event of Default") shall have occurred and be continuing:

(a)   Borrower shall fail to pay when due any principal on any Note;

(b) Borrower shall fail to pay when due accrued interest on any Note or any fees or any other amount payable hereunder and such failure shall continue for a period of three (3) days following the due date;

(c) Borrower shall fail to observe or perform any covenant or agreement contained in , Article IX or Article X of this Agreement;

(d) any Credit Party shall fail to observe or perform any covenant or agreement contained in this Agreement or the other Loan Papers (other than those referenced in Section 11.1(a), Section 11.1(b) and Section 11.1(c)) and such failure continues for a period of thirty (30) days after the earlier of
(i) the date any Authorized Officer of any Credit Party acquires knowledge of such failure, or (ii) written notice of such failure has been given to any Credit Party by Administrative Agent or any Bank;

(e) any representation, warranty, certification or statement made or deemed to have been made by any Credit Party in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made;

(f) any Credit Party shall fail to make any payment when due on any Debt of such Person in a principal amount equal to or greater than $1,000,000, or any other event or condition shall occur which (i) results in the acceleration of the maturity of any such Debt, or (ii) entitles the holder of such Debt to accelerate the maturity thereof;

(g) any Credit Party shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar Law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate, partnership or limited liability company action to authorize any of the foregoing;

(h) an involuntary case or other proceeding shall be commenced against any Credit Party seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar Law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty (60) days; or an order for relief shall be entered against any Credit Party under the federal bankruptcy Laws as now or hereafter in effect;

(i) one (1) or more final judgments or orders for the payment of money aggregating in excess of $1,000,000 shall be rendered against any Credit Party and such judgment or order shall continue unsatisfied and unstayed for thirty (30) days;

(j) (i) any event occurs with respect to any Plan or Plans pursuant to which any Credit Party incurs a liability due and owing at the time of such event, without existing funding therefor, for benefit payments under such Plan or Plans in excess of $1,000,000; or (ii) any Credit Party, any ERISA Affiliate, or any other "party-in-interest" or "disqualified person," as such terms are defined in section 3(14) of ERISA and section 4975(e)(2) of the Code, shall engage in transactions which in the aggregate result in a direct or indirect liability to any Credit Party or any ERISA Affiliate in excess of $1,000,000 under section 409 or 502 of ERISA or section 4975 of the Code which either
(A) results in a Lien on any Credit Party's assets which is not a Permitted Encumbrance, or (B) continues unsatisfied for a period of thirty (30) days after any Authorized Officer of any Credit Party first acquires knowledge of such liability;

(k)    a Change of Control shall occur;

(l) this Agreement or any other Loan Paper shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by any Credit Party, or any Credit Party shall deny that it has any further liability or obligation under any of the Loan Papers, or any Lien created by the Loan Papers shall for any reason (other than the release thereof in accordance with the Loan Papers) cease to be a valid, first priority, perfected Lien (subject to Permitted Encumbrances) upon any of the Proved Mineral Interests purported to be covered thereby, except as a result of any action or inaction of Administrative Agent or Banks;

(m) a default or event of default shall occur under (i) any Hedge Agreement under which the liability to Borrower could reasonably be expected to exceed
$1,000,000, or (ii) any Subordinate Loan Document, and any grace period applicable thereto shall have lapsed without cure or waiver of such default or event of default; or

(n) Borrower or AER (or any other holder of Subordinate Debt) shall (i) default in the observance or performance of any obligation to be observed or performed by such party under the Subordination Agreement, (ii) breach any representation or warranty made by such party in the Subordination Agreement in any material respect, or (iii) repudiate the Subordination Agreement or assert in writing that the Subordination Agreement or any provision thereof is not valid, binding and enforceable against any such party;

then, and in every such event, Administrative Agent shall without presentment, notice or demand (unless expressly provided for herein) of any kind (including, without limitation, notice of intention to accelerate and acceleration), all of which are hereby waived, (a) if requested by Required Banks, terminate the Commitments and they shall thereupon terminate, and (b) if requested by Required Banks, take such other actions as may be permitted by the Loan Papers including, declaring the Notes (together with accrued interest thereon) to be, and the Notes shall thereupon become, immediately due and payable; provided that, in the case of any of the Events of Default specified in Section 11.1(g) or Section 11.1(h), without any notice to any
Credit Party or any other act by Administrative Agent or Banks, the Commitments shall thereupon terminate and the Notes (together with accrued interest thereon) shall become immediately due and payable.

                                  Article XII
                                    AGENTS
                                    ------

Section 12.1....Appointment;  Nature of  Relationship.  Bank One,  NA is hereby appointed by each of the Banks as its contractual representative and Administrative Agent hereunder and under each other Loan Paper, and each Bank irrevocably authorizes Administrative Agent to act as the contractual representative of such Bank with the rights and duties expressly set forth herein and in the other Loan Papers. Administrative Agent agrees to act as such contractual representative and Administrative Agent upon the express conditions contained in this Article XII. Notwithstanding the use of the defined term "Administrative Agent," it is expressly understood and agreed that Administrative Agent shall not have any fiduciary responsibilities to any Bank by reason of this Agreement or any other Loan Paper and that Administrative Agent is merely acting as the contractual representative of the Banks with only those duties as are expressly set forth in this Agreement and the other Loan Papers. In its capacity as the Banks' contractual representative, Administrative Agent (i) does not hereby assume any fiduciary duties to any of the Banks, (ii) is a "representative" of the Banks within the meaning of the term "secured party" as defined in the Illinois Uniform Commercial Code, and (iii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Papers. Each of the Banks hereby agrees to assert no claim against Administrative Agent on any theory of liability for breach of fiduciary duty, any and all of which claims each Bank hereby waives.

Section 12.2....Powers.  Administrative  Agent shall have and may exercise such powers under the Loan Papers as are specifically delegated to Administrative Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. Administrative Agent shall have no implied duties to the Banks, or any obligation to the Banks to take any action thereunder except any action specifically provided by the Loan Papers to be taken by Administrative Agent.

Section 12.3....General Immunity.  Neither  Administrative Agent nor any of its
directors, officers, agents or employees shall be liable to Borrower or any Bank for any action taken or omitted to be taken by it or them hereunder or under any other Loan Paper or in connection herewith or therewith except to the extent such action or inaction is determined in a final non-appealable judgment by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of such Person.

Section 12.4....No   Responsibility   for   Loans,   Recitals,   etc.   Neither
Administrative Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (a) any statement, warranty or representation made in connection with any Loan Paper or any Borrowing hereunder; (b) the performance or observance of any of the covenants or agreements of any obligor under any Loan Paper, including, without limitation, any agreement by an obligor to furnish information directly to each Bank; (c) the satisfaction of any condition specified in Article VI, except receipt of items required to be delivered solely to Administrative Agent; (d) the existence or possible existence of any Default or Event of Default; (e) the validity, enforceability, effectiveness, sufficiency or genuineness of any Loan Paper or any other instrument or writing furnished in connection therewith; (f) the value, sufficiency, creation, perfection or priority of any Lien in any collateral security; or (g) the financial condition of Borrower or any guarantor of any of the Obligations or of any of Borrower's or any such guarantor's respective Subsidiaries. Administrative Agent shall have no duty to disclose to the Banks information that is not required to be furnished by Borrower to Administrative Agent at such time, but is voluntarily furnished by Borrower to Bank One (either in its capacity as Administrative Agent or in its individual capacity).

Section 12.5....Action on  Instructions  of Banks.  Administrative  Agent shall in all cases be fully  protected  in  acting,  or in  refraining  from  acting,
hereunder  and  under  any  other  Loan  Paper  in   accordance   with  written
instructions signed by the Required Banks, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Banks. The Banks hereby acknowledge that Administrative Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement or any other Loan Paper unless it shall be requested in writing to do so by Required Banks. Administrative Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Paper unless it shall first be indemnified to its satisfaction by the Banks pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

Section 12.6....Employment  of Agents  and  Counsel.  Administrative  Agent may
execute any of its duties as Administrative Agent hereunder and under any other Loan Paper by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Banks, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Administrative Agent shall be entitled to advice of counsel concerning the contractual arrangement between Administrative Agent and the Banks and all matters pertaining to Administrative Agent's duties hereunder and under any other Loan Paper.

Section 12.7....Reliance on Documents;  Counsel.  Administrative Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and, in respect to legal matters, upon the opinion of counsel selected by Administrative Agent, which counsel may be employees of Administrative Agent.

Section 12.8....Administrative   Agent's   Reimbursement  and  Indemnification.
Banks agree to reimburse and indemnify Administrative Agent ratably in proportion to their respective Commitments (or, if the Commitments have been terminated, in proportion to their Commitments immediately prior to such termination) (i) for any amounts not reimbursed by Borrower for which Administrative Agent is entitled to reimbursement by Borrower under the Loan Papers, (ii) for any other expenses incurred by Administrative Agent on behalf of the Banks, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Papers (including, without limitation, for any expenses incurred by Administrative Agent in connection with any dispute between Administrative Agent and any Bank or between two or more of the Banks) and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against Administrative Agent in any way relating to or arising out of the Loan Papers or any other document delivered in connection therewith or the transactions contemplated thereby (including, without limitation, for any such amounts incurred by or asserted against Administrative Agent in connection with any dispute between Administrative Agent and any Bank or between two or more of the Banks), or the enforcement of any of the terms of the Loan Papers or of any such other documents; provided that no Bank shall be liable for any of the foregoing to the extent any of the foregoing is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of Administrative Agent. The obligations of the Banks under this Section 12.8 shall survive payment of the Obligations and termination of this Agreement.

Section 12.9....Notice of  Default.  Administrative  Agent  shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless Administrative Agent has received written notice from a Bank or Borrower referring to this Agreement describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that Administrative Agent receives such a notice, Administrative Agent shall give prompt notice thereof to the Banks.

Section 12.10...Rights as a Bank. In the event Administrative Agent is a Bank, Administrative Agent shall have the same rights and powers hereunder and under any other Loan Paper with respect to its Commitment and its Revolving Loans as any Bank and may exercise the same as though it were not Administrative Agent, and the term "Bank" or "Banks" shall, at any time when Administrative Agent is a Bank, unless the context otherwise indicates, include in its individual capacity. Administrative Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Paper, with Borrower or any of its Subsidiaries in which Borrower or such Subsidiary is not restricted hereby from engaging with any other Person.

Section 12.11...Bank Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon Administrative Agent, Sole Lead Arranger, Bookrunner or any other Agent or Bank and based on the financial statements prepared by Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Papers. Each Bank also acknowledges that it will, independently and without reliance upon Administrative Agent, Sole Lead Arranger, Bookrunner or any other Agent or Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Papers.

Section 12.12...Successor Administrative Agent. Administrative Agent may resign at any time by giving written notice thereof to Banks and Borrower,
such   resignation  to  be  effective  upon  the  appointment  of  a  successor
Administrative Agent or, if no successor Administrative Agent has been appointed, forty-five (45) days after the retiring Administrative Agent gives notice of its intention to resign. Administrative Agent may be removed at any time with or without cause by written notice received by Administrative Agent from Required Banks, such removal to be effective on the date specified by Required Banks. Upon any such resignation or removal, Required Banks shall have the right to appoint, on behalf of Borrower and the Banks, a successor Administrative Agent, which shall be approved by Borrower, such approval not to be unreasonably withheld; provided, that, Borrower shall not have the right to approve any successor Administrative Agent appointed during the continuance of any Default. If no successor Administrative Agent shall have been so appointed by Required Banks within thirty (30) days after the resigning Administrative Agent's giving notice of its intention to resign, then the resigning Administrative Agent may appoint, on behalf of Borrower and Banks, a successor Administrative Agent which shall be approved by Borrower, such approval not to be unreasonably withheld; provided, that, Borrower shall not have the right to approve any successor Administrative Agent appointed during the continuance of any Default. If Administrative Agent has resigned or been removed and no successor Administrative Agent has been appointed, Banks may perform all the duties of Administrative Agent hereunder and Borrower shall make all payments in respect of the Obligations to the applicable Bank and for all other purposes shall deal directly with the Banks. No successor Administrative Agent shall be deemed to be appointed hereunder until such successor Administrative Agent has accepted the appointment. Any such successor Administrative Agent shall be a commercial bank having capital and retained earnings of at least $100,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Administrative Agent. Upon the effectiveness of the resignation or removal of Administrative Agent, the resigning or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the Loan Papers. After the effectiveness of the resignation or removal of an Administrative Agent, the provisions of this Article XII shall continue in effect for the benefit of such Administrative Agent in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent hereunder and under the other Loan Papers. In the event that there is a successor to Administrative Agent by merger, or Administrative Agent assigns its duties and obligations to an Affiliate pursuant to this Section 12.12, then the term "Prime Rate" as used in this Agreement shall mean the prime rate, base rate or other analogous rate of the new Administrative Agent.

Section 12.13...Delegation to Affiliates. Borrower and Banks agree that Administrative Agent may delegate any of its duties under this Agreement to any of its Affiliates. Any such Affiliate (and such Affiliate's directors, officers, agents and employees) which performs duties in connection with this Agreement shall be entitled to the same benefits of the indemnification, waiver and other protective provisions to which Administrative Agent is entitled under Article XII and Article XIII.

Section 12.14...Execution of Collateral Documents. Without limiting the powers and authority of Administrative Agent described herein, the Banks hereby empower and authorize Administrative Agent to execute and deliver to Borrower on their behalf the Mortgages, the Borrower Pledge Agreements, the Subsidiary Pledge Agreements and all related financing statements and any other financing statements, agreements, documents or instruments as shall be necessary or appropriate to effect the purposes of the foregoing instruments.

Section 12.15...Collateral Releases. Banks hereby empower and authorize Administrative Agent to execute and deliver to Borrower on their behalf any agreements, documents or instruments as shall be necessary or appropriate to effect any releases of collateral which shall be permitted by the terms hereof or of any other Loan Paper or which shall otherwise have been approved by Required Banks (or, if required by the terms of Section 14.5, all of the Banks) in writing.

Section 12.16...Agents. None of the Banks (if any) identified in, or appointed at any time under, this Agreement as a "Documentation Agent," "Co-Documentation Agent," "Syndication Agent" and/or a "Co-Syndication Agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Banks as such. Without limiting the foregoing, none of any such Agents shall have or be deemed to have a fiduciary relationship with any Bank. Each Bank hereby makes the same acknowledgments with respect to any such Agents as it makes with respect to Administrative Agent in Section 12.11.

                                 Article XIII
                            CHANGE IN CIRCUMSTANCES
                            -----------------------

Section 13.1....Increased Cost and Reduced Return.

(a) If, after the date hereof, the adoption of any applicable law, rule, or regulation, or any change in any applicable law, rule, or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank, or comparable agency:

          (i) shall subject such Bank (or its Applicable Lending Office) to any tax, duty, or other charge with respect to any Eurodollar Loans, its Note, or its obligation to make Eurodollar Loans, or change the basis of taxation of any amounts payable to such Bank (or its Applicable Lending Office) under this Agreement or its Note in respect of any Eurodollar Loans (other than taxes imposed on the overall net income of such Bank or such Applicable Lending Office);

          (ii) shall impose, modify, or deem applicable any reserve, special deposit, assessment, compulsory loan, or similar requirement (other than the Reserve Requirement utilized in the determination of the Adjusted Eurodollar Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Bank (or its Applicable Lending Office), including the Commitment of such Bank hereunder; or

          (iii) shall impose on such Bank (or its Applicable Lending Office) or on the London interbank market any other condition affecting this Agreement or its Note or any of such extensions of credit or liabilities or commitments;

and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making, Converting into, Continuing, or maintaining any Eurodollar Loans or to reduce any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or its Note with respect to any Eurodollar Loans, then the Borrower shall pay to such Bank on demand such amount or amounts as will compensate such Bank for such increased costs or reductions incurred or experienced within one hundred twenty (120) days of such demand. If any Bank requests compensation by
Borrower under this Section 13.1(a), the Borrower may, by notice to such Bank (with a copy to Administrative Agent), suspend the obligation of such Bank to make or Continue Eurodollar Loans or to Convert all or part of the Base Rate Loan owing to such Bank into Eurodollar Loans, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 13.4 shall be applicable); provided, that such suspension shall not affect the right of such Bank to receive the compensation so requested.

(b) If, after the date hereof, any Bank shall have determined that the adoption of any applicable law, rule, or regulation regarding capital adequacy or any change therein or in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank, or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Bank or any corporation controlling such Bank as a consequence of such Bank's obligations hereunder to a level below that which such Bank or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy), then, from time to time upon demand, Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such reductions experienced within one hundred twenty (120) days of such demand.

(c) Each Bank shall promptly notify Borrower and Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section 13.1 and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to it. Any Bank claiming compensation under this Section 13.1 shall furnish to Borrower and Administrative Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

Section 13.2....Limitation  on Type of  Loans.  If on or prior to the first day of any Interest Period for any Eurodollar Loan:

(a) Administrative Agent determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period; or

(b) Required Banks determine (which determination shall be conclusive) and notify Administrative Agent that the Adjusted Eurodollar Rate will not adequately and fairly reflect the cost to Banks of funding Eurodollar Loans for such Interest Period;

then Administrative Agent shall give Borrower prompt notice thereof specifying the relevant Type of Revolving Loans and the relevant amounts or periods, and so long as such condition remains in effect, Banks shall be under no obligation to make additional Revolving Loans of such Type, Continue Revolving Loans of such Type, or to Convert Revolving Loans of any other Type into Revolving Loans of such Type, and Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Revolving Loans of the affected Type, either prepay such Revolving Loans or Convert such Revolving Loans into another Type of Revolving Loan in accordance with the terms of this Agreement.

Section 13.3....Illegality.   Notwithstanding   any  other  provision  of  this
Agreement,  in  the  event  that  it  becomes  unlawful  for  any  Bank  or its
Applicable  Lending  Office  to  make,  maintain,   or  fund  Eurodollar  Loans
hereunder, then such Bank shall promptly notify Borrower thereof and such Bank's obligation to make or Continue Eurodollar Loans and to Convert other Types of Revolving Loans into Eurodollar Loans shall be suspended until such time as such Bank may again make, maintain, and fund Eurodollar Loans (in which case the provisions of Section 13.4 shall be applicable).

Section 13.4....Treatment of Affected  Loans.  If the obligation of any Bank to make particular Eurodollar Loans or to Continue Revolving Loans, or to Convert Revolving Loans of another Type into Revolving Loans of a particular Type shall be suspended pursuant to Section 13.1 or Section 13.3 hereof (Revolving Loans of such Type being herein called "Affected Loans" and such Type being herein called the "Affected Type"), such Bank's Affected Loans shall be automatically Converted into the Base Rate Loan on the last day(s) of the then current Interest Period(s) for Affected Loans (or, in the case of a Conversion required by Section 13.3 hereof, on such earlier date as such Bank may specify to Borrower with a copy to Administrative Agent) and, unless and until such Bank gives notice as provided below that the circumstances specified in Section 13.1 or Section 13.3 hereof that gave rise to such Conversion no longer exist:

(a) to the extent that such Bank's Affected Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Bank's Affected Loans shall be applied instead to the Base Rate Loan; and

(b) all Revolving Loans that would otherwise be made or Continued by such Bank as Revolving Loans of the Affected Type shall be made or Continued instead as part of the Base Rate Loan, and all Revolving Loans of such Bank that would otherwise be Converted into Revolving Loans of the Affected Type shall be Converted instead into (or shall remain) as part of the Base Rate Loan.

If such Bank gives notice to Borrower (with a copy to Administrative Agent) that the circumstances specified in Section 13.1 or Section 13.3 hereof that gave rise to the Conversion of such Bank's Affected Loans pursuant to this
Section 13.4 no longer exist (which such Bank agrees to do promptly upon such circumstances ceasing to exist) at a time when Revolving Loans of the Affected Type made by other Banks are outstanding, such Bank's portion of the Base Rate Loan shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Revolving Loans of the Affected Type, to the extent necessary so that, after giving effect thereto, all Revolving Loans held by Banks holding Revolving Loans of the Affected Type and by such Bank are held pro rata (as to principal amounts, Types and Interest Periods) in accordance with their respective Commitments.

Section 13.5....Compensation.  Upon the  request  of any Bank,  Borrower  shall pay to such Bank such amount or amounts as shall be sufficient (in the reasonable opinion of such Bank) to compensate it for any loss, cost, or expense (including loss of anticipated profits) incurred by it as a result of:

(a) any payment, prepayment, or Conversion of a Eurodollar Loan for any reason (including, without limitation, the acceleration of the Revolving
Loan) on a date other than the last day of the Interest Period for such Loan; or

(b) any failure by the Borrower for any reason (including, without limitation, the failure of any condition precedent specified in Article VI to be satisfied) to borrow, Convert, Continue, or prepay a Eurodollar Loan on the date for such Borrowing, Conversion, Continuation, or prepayment specified in the relevant Request for Borrowing, Notice of Continuation or Conversion, or other notice of Borrowing, prepayment, Continuation, or Conversion under this Agreement.

Section 13.6....Taxes.

(a) Any and all payments by Borrower to or for the account of any Bank or Administrative Agent hereunder or under any other Loan Paper shall be made free and clear of and without deduction for any and all present or future Taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Bank and Administrative Agent, Taxes imposed on its income, and franchise Taxes imposed on it (all such non-excluded Taxes, duties, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to in this Section 13.6 as "Non-Excluded Taxes"). If Borrower shall be required by Law to deduct any Non-Excluded Taxes from or in respect of any sum payable under this Agreement or any other Loan Paper to any Bank or Administrative Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 13.6) such Bank or Administrative Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrower shall make such deductions,
(iii) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Law, and
(iv) Borrower shall furnish to Administrative Agent, at its address set forth on Schedule 1.1 hereto, the original or a certified copy of a receipt evidencing payment thereof.

(b) In addition, Borrower agrees to pay any and all present or future stamp or documentary Taxes and any other excise or property Taxes or charges or similar levies which arise from any payment made under this Agreement or any other Loan Paper or from the execution or delivery of, or otherwise with respect to, this Agreement or any other Loan Paper (hereinafter referred to as "Other Taxes").

(c) Borrower agrees to indemnify each Bank and Administrative Agent for the full amount of Non-Excluded Taxes and Other Taxes (including, without limitation, any Non-Excluded Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 13.6) paid by such Bank or Administrative Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto.

(d) Each Bank organized under the Laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank listed on Schedule 1.1 hereto and on or prior to the date on which it becomes a Bank in the case of each other Bank, and from time to time thereafter if requested in writing by Borrower or Administrative Agent (but only so long as such Bank remains lawfully able to do so), shall provide Borrower and Administrative Agent, at the time or times prescribed by applicable Law, with such properly completed and executed documentation prescribed by applicable Law (or reasonably requested by Borrower) certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States, and certifying that such Bank is entitled to an exemption from or a reduced rate of tax on payments pursuant to this Agreement or any of the other Loan Papers.

(e)   For any  period  with  respect  to which a Bank  has  failed  to  provide
Borrower  and  Administrative  Agent  with the  appropriate  form  pursuant  to
Section 13.6(d) (unless such failure is due to a change in treaty, law, or regulation occurring subsequent to the date on which a form originally was required to be provided), such Bank shall not be entitled to indemnification under Section 13.6(a), Section 13.6(b) or Section 13.6(c) with respect to Non-Excluded Taxes imposed by the United States; provided, however, that should a Bank, which is otherwise exempt from or subject to a reduced rate of withholding Tax, become subject to Non-Excluded Taxes because of its failure to deliver a form required hereunder, Borrower shall take such steps as such Bank shall reasonably request to assist such Bank to recover such Non-Excluded Taxes.

(f) If Borrower is required to pay additional amounts to or for the account of any Bank pursuant to this Section 13.6, then such Bank will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Bank, is not otherwise disadvantageous to such Bank.

(g) Within thirty (30) days after the date of any payment of Non-Excluded Taxes, Borrower shall furnish to Administrative Agent the original or a certified copy of a receipt evidencing such payment.

(h) Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements and obligations of Borrower contained in this
Section 13.6 shall survive the termination of the Commitments and the payment in full of the Notes.

Section 13.7....Discretion  of Banks as to Manner of  Funding.  Notwithstanding
any provisions of this Agreement to the contrary, each Bank shall be entitled to fund and maintain its funding of all or any part of its Commitment in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations hereunder shall be made as if such Bank had actually funded and maintained each Eurodollar Loan during the Interest
Period for such Eurodollar Loan through the purchase of deposits having a maturity corresponding to the last day of such Interest Period and bearing an interest rate equal to the Adjusted Eurodollar Rate for such Interest Period.

                                  Article XIV
                                 MISCELLANEOUS
                                 -------------

Section 14.1....Notices.  All  notices,  requests and other  communications  to any party hereunder shall be in writing (including bank wire, telecopy or similar writing) and shall be given, if to Administrative Agent or any Bank, at its address or telecopier number set forth on Schedule 1.1 hereto, and if given to Borrower, at its address or telecopy number set forth on the signature pages hereof (or in either case, at such other address or telecopy number as such party may hereafter specify for the purpose by notice to the other parties hereto). Each such notice, request or other communication shall be effective (a) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section 14.1 and the appropriate answerback is received or receipt is otherwise confirmed, (b) if given by mail, three (3) Domestic Business Days after deposit in the mails with first class postage prepaid, addressed as aforesaid, or (c) if given by any other means, when delivered at the address specified in this
Section 14.1; provided that notices to Administrative Agent under Article II or Article III shall not be effective until received.

Section 14.2....No  Waivers.  No  failure or delay by  Administrative  Agent or any Bank in exercising any right, power or privilege hereunder or under any Note or other Loan Paper shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law or in any of the other Loan Papers.

Section 14.3....Expenses; Indemnification.

(a) Borrower agrees to pay on demand all reasonable costs and expenses of Administrative Agent, Sole Lead Arranger and Bookrunner in connection with the syndication, preparation, execution, delivery, modification, and amendment of this Agreement, the other Loan Papers, and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and expenses of counsel for Administrative Agent with respect thereto and with respect to advising Administrative Agent as to its rights and responsibilities under the Loan Papers. Borrower further agrees to pay on demand all costs and expenses of Administrative Agent and Banks, if any (including, without limitation, reasonable attorneys' fees and expenses), in connection with (i) the enforcement (whether through negotiations, legal proceedings, or otherwise) of the Loan Papers and the other documents to be delivered hereunder, and (ii) any forbearance or workout, or any modifications to the Loan Papers, following an Event of Default. Each demand for payment of costs and expenses shall include a reasonably detailed list of such costs and expenses, and such costs and expenses payable hereunder shall not include the allocated costs of internal counsel of any Agent or Bank.

(b) BORROWER AGREES TO INDEMNIFY AND HOLD HARMLESS EACH AGENT AND EACH BANK AND EACH OF THEIR AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, AND ADVISORS (EACH, AN "INDEMNIFIED PARTY") FROM AND AGAINST ANY AND ALL CLAIMS, DAMAGES, LOSSES, LIABILITIES, COSTS, AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES) THAT MAY BE INCURRED BY OR ASSERTED OR AWARDED AGAINST ANY INDEMNIFIED PARTY, IN EACH CASE ARISING OUT OF OR IN CONNECTION WITH OR BY REASON OF (INCLUDING, WITHOUT LIMITATION, IN CONNECTION WITH ANY INVESTIGATION, LITIGATION, OR PROCEEDING OR PREPARATION OF DEFENSE IN CONNECTION THEREWITH) THE LOAN PAPERS, ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THE ACTUAL OR PROPOSED USE OF THE PROCEEDS OF THE REVOLVING LOAN (INCLUDING ANY OF THE FOREGOING ARISING FROM THE NEGLIGENCE OF THE INDEMNIFIED PARTY), EXCEPT TO THE EXTENT SUCH CLAIM, DAMAGE, LOSS, LIABILITY, COST, OR EXPENSE IS FOUND IN A FINAL, NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM SUCH INDEMNIFIED PARTY'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. IN THE CASE OF AN INVESTIGATION, LITIGATION OR OTHER PROCEEDING TO WHICH THE INDEMNITY IN THIS SECTION 14.3 APPLIES, SUCH INDEMNITY SHALL BE EFFECTIVE WHETHER OR NOT SUCH INVESTIGATION, LITIGATION OR PROCEEDING IS BROUGHT BY CREDIT PARTIES, ITS DIRECTORS, SHAREHOLDERS OR CREDITORS OR AN INDEMNIFIED PARTY OR ANY OTHER PERSON OR ANY INDEMNIFIED PARTY IS OTHERWISE A PARTY THERETO AND WHETHER OR NOT THE TRANSACTIONS CONTEMPLATED HEREBY ARE CONSUMMATED. BORROWER AGREES NOT TO ASSERT ANY CLAIM AGAINST ANY AGENT, ANY BANK, ANY OF THEIR AFFILIATES, OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS, AGENTS, AND ADVISERS, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL, OR PUNITIVE DAMAGES ARISING OUT OF OR OTHERWISE RELATING TO THE LOAN PAPERS, ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THE ACTUAL OR PROPOSED USE OF THE PROCEEDS OF THE REVOLVING LOAN.

(c) Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements and obligations of Borrower contained in this
Section 14.3 shall survive the payment in full of the Revolving Loan and all other amounts payable under this Agreement.

Section 14.4....Right of Set-off; Adjustments.

(a) Upon the occurrence and during the continuance of any Event of Default, each Bank (and each of its Affiliates) is hereby authorized at any time and from time to time, to the fullest extent permitted by Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank (or any of its Affiliates) to or for the credit or the account of any Credit Party against any and all of the Obligations, irrespective of whether such Bank shall have made any demand under this Agreement or Note held by such and although such obligations may be unmatured. Each Bank agrees promptly to notify the affected Credit Party after any such set-off and application made by such Bank; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank under this Section 14.4 are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Bank may have.

(b) If any Bank (a "benefitted Bank") shall at any time receive any payment of all or part of the amounts owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, or otherwise), in a greater proportion than any such payment to or collateral received by any other Bank, if any, in respect of such other Bank's amounts owing to it, or interest thereon, such benefitted Bank shall purchase for cash from the other Banks a participating interest in such portion of each such other Bank's amounts owing to it, or shall provide such other Banks with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Bank to share the excess payment or benefits of such collateral or proceeds ratably with each other Bank; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Bank, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. Borrower agrees that any Bank so purchasing a participation from a Bank pursuant to this Section 14.4 may, to the fullest extent permitted by Law, exercise all of its rights of payment (including the right of set-off) with respect to such participation as fully as if such Person were the direct creditor of Borrower in the amount of such participation.

Section 14.5....Amendments and Waivers.  Any provision of this  Agreement,  the
Notes or any other Loan Paper may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by Borrower and Required Banks (and, if the rights or duties of any Agent are affected thereby, by such Agent); provided that no such amendment or waiver shall, unless signed by all Banks, (a) increase the Commitment of any Bank, (b) reduce the principal of or rate of interest on any Revolving Loan or any fees or other amounts payable hereunder or for termination of any Commitment, (c) change the percentage of the Total Commitment, or the number of Banks which shall be required for Banks or any of them to take any action under this Section 14.5 or any other provision of this Agreement, (d) extend the due date for, or forgive any principal, interest, fees or reimbursement obligations due hereunder, (e) release any material guarantor or other material party liable for all or any part of the Obligations or release any material part of the collateral for the Obligations or any part thereof other than releases required pursuant to sales of collateral which are expressly permitted by
Section 9.5 hereof, (f) amend or modify any of the provisions of Article IV hereof or the definitions of any terms defined therein, or (g) increase any Borrowing Base above the Borrowing Base then in effect.

Section 14.6....Survival.  All  representations,  warranties and covenants made by any Credit Party herein or in any certificate or other instrument delivered by it or in its behalf under the Loan Papers shall be considered to have been relied upon by Banks and shall survive the delivery to Banks of such Loan Papers or the extension of the Revolving Loan (or any part thereof), regardless of any investigation made by or on behalf of Banks. The indemnity provided in Section 14.3(b) herein shall survive the repayment of all credit advances hereunder and/or the discharge or release of any Lien granted hereunder or in any other Loan Paper, contract or agreement between Borrower or any other Credit Party and any Agent or any Bank.

Section 14.7....Limitation on Interest.  Regardless of any provision  contained in the Loan Papers, Banks shall never be entitled to receive, collect, or apply, as interest on the Revolving Loan, any amount in excess of the Maximum Lawful Rate, and in the event any Bank ever receives, collects or applies as interest any such excess, such amount which would be deemed excessive interest shall be deemed a partial prepayment of principal and treated hereunder as such; and if the Revolving Loan is paid in full, any remaining excess shall promptly be paid to Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds the Maximum Lawful Rate, Borrower and Banks shall, to the extent permitted under applicable Law, (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof and (c) amortize, prorate, allocate and spread, in equal parts, the total amount of the interest throughout the entire contemplated term of the Notes, so that the interest rate is the Maximum Lawful Rate throughout the entire term of the Notes; provided, however, that if the unpaid principal balance thereof is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Lawful Rate, Banks shall refund to Borrower the amount of such excess and, in such event, Banks shall not be subject to any penalties provided by any Laws for contracting for, charging, taking, reserving or receiving interest in excess of the Maximum Lawful Rate.

Section 14.8....Invalid  Provisions.  If any  provision  of the Loan  Papers is held to be illegal, invalid, or unenforceable under present or future Laws effective during the term thereof, such provision shall be fully severable, the Loan Papers shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part thereof, and the remaining provisions thereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of the Loan Papers a provision as similar in terms to such illegal, invalid, or
unenforceable   provision  as  may  be  possible   and  be  legal,   valid  and
enforceable.

Section 14.9....Waiver of Consumer  Credit  Laws.  Pursuant to  Chapter 346  of
the Texas Finance Code, as amended, Borrower agrees that such Chapter 346 shall not govern or in any manner apply to the Revolving Loan.

Section 14.10...Assignments and Participations.

(a) Successors and Assigns. The terms and provisions of the Loan Papers shall be binding upon and inure to the benefit of Borrower and Banks and their respective successors and assigns permitted hereby, except that
(i) Borrower shall not have the right to assign its rights or obligations under the Loan Papers without the prior written consent of each Bank,
(ii) any   assignment   by  any   Bank   must  be  made  in   compliance   with
Section 14.10(c), and (iii) any transfer by participation must be made in compliance with Section 14.10(b). Any attempted assignment or transfer by any party not made in compliance with this Section 14.10(a) shall be null and void, unless such attempted assignment or transfer is treated as a participation in accordance with Section 14.10(b). The parties to this Agreement acknowledge that clause (ii) of this Section 14.10(a) relates only to absolute assignments and this Section 14.10(a) does not prohibit assignments creating security interests, including, without limitation,
(x) any pledge or assignment by any Bank of all or any portion of its rights under this Agreement and any Note to a Federal Reserve Bank or (y) in the case of a Bank which is a Fund, any pledge or assignment of all or any portion of its rights under this Agreement and any Note to its trustee in support of its obligations to its trustee; provided, however, that no such pledge or assignment creating a security interest shall release the transferor Bank from its obligations hereunder unless and until the parties thereto have complied with the provisions of Section 14.10(c). Administrative Agent may treat the Person which made any Revolving Loan or which holds any Note as the owner thereof for all purposes hereof unless and until such Person complies with Section 14.10(c); provided, however, that Administrative Agent may in its discretion (but shall not be required to) follow instructions from the Person which made any Revolving Loan or which holds any Note to direct payments relating to such Revolving Loan or Note to another Person. Any assignee of the rights to any Revolving Loan or any Note agrees by acceptance of such assignment to be bound by all the terms and provisions of the Loan Papers. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the owner of the rights to any Revolving Loan (whether or not a Note has been issued in evidence thereof), shall be conclusive and binding on any subsequent holder or assignee of the rights to such Revolving Loan.

(b)   Participations.

          (i) Any Bank may at any time sell to one or more banks or other entities ("Participants") participating interests in any Revolving Loan owing to such Bank, any Note held by such Bank, any Commitment of such Bank or any other interest of such Bank under the Loan Papers. In the event of any such sale by a Bank of participating interests to a Participant, such Bank's obligations under the Loan Papers shall remain unchanged, such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations, such Bank shall remain the owner of its Revolving Loans and the holder of any Note issued to it in evidence thereof for all purposes under the Loan Papers, all amounts payable by Borrower under this Agreement shall be determined as if such Bank had not sold such participating interests, and Borrower and Administrative Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under the Loan Papers.

          (ii) Each Bank shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Papers other than any amendment, modification or waiver with respect to any Revolving Loan or Commitment in which such Participant has an interest which would require consent of all of the Banks pursuant to the terms of Section 14.5 or of any other Loan Paper.

          (iii) Borrower agrees that each Participant shall be deemed to have the right of setoff provided in Section 14.4 in respect of its participating interest in amounts owing under the Loan Papers to the same extent as if the amount of its participating interest were owing directly to it as a Bank under the Loan Papers; provided, that each Bank shall retain the right of setoff provided in Section 14.4 with respect to the amount of participating interests sold to each Participant. Banks agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 14.4, agrees to share with each Bank, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section 14.4 as if each Participant were a Bank. Borrower further agrees that each Participant shall be entitled to the yield protection provisions contained in Article XIII to the same extent as if it were a Bank and had acquired its interest by assignment pursuant to Section 14.10(c); provided, that (A) a Participant shall not be entitled to receive any greater payment under Article XIII than the Bank who sold the participating interest to such Participant would have received had it retained such interest for its own account, unless the sale of such interest to such Participant is made with the prior written consent of Borrower, and (B) any Participant not incorporated under the laws of the United States of America or any State thereof agrees to comply with the provisions of Section 13.6 to the same extent as if it were a Bank.

(c)   Assignments.

          (i) Any Bank may at any time assign to one or more banks or other entities ("Purchasers") all or any part of its rights and obligations under the Loan Papers. The parties to such assignment shall execute and deliver an Assignment and Acceptance Agreement (herein so called) which shall be substantially in the form of Exhibit J or in such other form as may be agreed to by the parties thereto. Each such assignment with respect to a Purchaser which is not a Bank or an Affiliate of a Bank or an Approved Fund shall either be in an amount equal to the entire applicable Commitment and Revolving Loans of the assigning Bank or (unless each of Borrower and Administrative Agent otherwise consents) be in an aggregate amount not less than $5,000,000. The amount of the assignment shall be based on the Commitment or outstanding Revolving Loans (if the Commitment has been terminated) subject to the assignment, determined as of the date of such assignment or as of the "Effective Date," if the "Effective Date" is specified in the Assignment and Acceptance Agreement.

          (ii) The consent of Borrower shall be required prior to an assignment becoming effective unless Purchaser is a Bank, an Affiliate of a Bank or an Approved Fund, provided that the consent of Borrower shall not be required if a Default has occurred and is continuing. The consent of Administrative Agent shall be required prior to an assignment becoming effective unless the Purchaser is a Bank, an Affiliate of a Bank or an Approved Fund. The consent of Letter of Credit Issuer shall be required prior to an assignment of a Commitment becoming effective unless Purchaser is a Bank, an Affiliate of a Bank or an Approved Fund. Any consent required under this
     Section 14.10(c)(ii) shall not be unreasonably withheld or delayed.

          (iii) Upon (A) delivery to Administrative Agent of an Assignment and Acceptance Agreement, together with any consents required by
     Section 14.10(c)(i)   and  (ii),  and   (B) payment  of  a  $3,500  fee  to

     Administrative Agent for processing such assignment (unless such fee is waived by Administrative Agent), such assignment shall become effective on the effective date specified in such Assignment and Acceptance Agreement. On and after the effective date of such assignment, such Purchaser shall for all purposes be a Bank party to this Agreement and any other Loan Paper executed by or on behalf of Banks and shall have all the rights and obligations of a Bank under the Loan Papers, to the same extent as if it were an original party thereto, and the transferor Bank shall be released with respect to the Commitment and Revolving Loans assigned to such Purchaser without any further consent or action by Borrower, Banks or Administrative Agent. In the case of an assignment covering all of the assigning Bank's rights and obligations under this Agreement, such Bank shall cease to be a Bank hereunder but shall continue to be entitled to the benefits of, and subject to, those provisions of this Agreement and the other Loan Papers which survive payment of the Obligations and termination of the applicable agreement. Any assignment or transfer by a Bank of rights or obligations under this Agreement that does not comply with this
     Section 14.10(c) shall be treated for purposes of this Agreement as a sale by such Bank of a participation in such rights and obligations in accordance with Section 14.10(b). Upon the consummation of any assignment to a Purchaser pursuant to this Section 14.10(c), the transferor Bank, Administrative Agent and Borrower shall make appropriate arrangements so that new Notes or, as appropriate, replacement Notes are issued to such transferor Bank and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their respective Commitments, as adjusted pursuant to such assignment.

(iv) Administrative Agent, acting solely for this purpose as an agent of Borrower, shall maintain at one of its offices in Chicago, Illinois or Dallas, Texas a copy of each Assignment and Acceptance Agreement delivered to it and a register for the recordation of the names and addresses of the Banks, and the Commitments of, and principal amounts of the Revolving Loans owing to, each Bank pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and Borrower, Administrative Agent and Banks may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Bank hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by Borrower and any Bank, at any reasonable time and from time to time upon reasonable prior notice.

(d) Dissemination of Information. Borrower authorizes each Bank to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Papers by operation of law (each a "Transferee") and any prospective Transferee any and all information in such Bank's possession concerning the creditworthiness of Borrower and its Subsidiaries, including, without limitation, any information contained in any financial reports; provided, that, each Transferee and prospective Transferee agrees to be bound by
Section 14.17 of this Agreement.

(e) Tax Treatment. If any interest in any Loan Paper is transferred to any Transferee which is not incorporated under the laws of the United States or any State thereof, the transferor Bank shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 13.6(d).

Section 14.11...TEXAS LAW. THIS AGREEMENT, EACH NOTE AND THE OTHER LOAN PAPERS HAVE BEEN EXECUTED AND DELIVERED IN THE STATE OF TEXAS AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT TO THE EXTENT THAT THE LAWS OF ANY STATE IN WHICH ANY PROPERTY INTENDED AS SECURITY FOR THE OBLIGATIONS IS LOCATED NECESSARILY GOVERN (A) THE PERFECTION AND PRIORITY OF THE LIENS IN FAVOR OF ADMINISTRATIVE AGENT AND BANKS WITH RESPECT TO SUCH PROPERTY, AND (B) THE EXERCISE OF ANY REMEDIES (INCLUDING FORECLOSURE) WITH RESPECT TO SUCH PROPERTY.

Section 14.12...Consent to Jurisdiction; Waiver of Immunities.

(a) Borrower hereby irrevocably submits to the jurisdiction of any Texas State or Federal court sitting in the Northern District of Texas over any action or proceeding arising out of or relating to this Agreement or any other Loan Papers, and Borrower hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Texas State or Federal court. Borrower irrevocably consents to the service of any and all process in any such action or proceeding by the delivery by
Federal Express or other nationally recognized overnight delivery service of copies of such process to such Person at its address specified in
Section 14.1 and to Foley & Lardner, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53207, Attn: Emory Ireland. Borrower agrees that a final judgment on any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

(b) Nothing in this Section 14.12 shall affect any right of Banks to serve legal process in any other manner permitted by Law or affect the right of any Bank to bring any action or proceeding against any Credit Party or their properties in the courts of any other jurisdictions.

(c) To the extent that Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such Person hereby irrevocably waives such immunity in respect of its obligations under this Agreement and the other Loan Papers.

Section 14.13...Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  Subject  to the  terms  and  conditions  herein  set  forth,  this
Agreement shall become effective when Administrative Agent shall have received counterparts hereof signed by all of the parties hereto or, in the case of any Bank as to which an executed counterpart shall not have been received, Administrative Agent shall have received telegraphic or other written confirmation from such Bank of execution of a counterpart hereof by such Bank.

Section 14.14...No Third Party Beneficiaries. Except for the provisions hereof inuring to the benefit of Agents not a party to this Agreement, it is expressly intended that there shall be no third party beneficiaries of the covenants, agreements, representations or warranties herein contained other than third party beneficiaries permitted pursuant to Section 14.10.

Section 14.15...COMPLETE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN PAPERS COLLECTIVELY REPRESENT THE FINAL AGREEMENT BY AND AMONG BANKS, AGENTS AND THE CREDIT PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF BANKS, AGENTS, AND THE
CREDIT PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG BANKS, AGENTS, AND THE CREDIT PARTIES.

Section 14.16...WAIVER OF JURY TRIAL. BORROWER, ADMINISTRATIVE AGENT AND BANKS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN PAPERS AND FOR ANY COUNTERCLAIM THEREIN.

Section 14.17...Confidentiality. Administrative Agent and each Bank (each, a "Lending Party") agrees to keep confidential any information furnished or made available to it by Borrower pursuant to this Agreement that is marked confidential; provided, that nothing herein shall prevent any Lending Party from disclosing such information (a) to any other Lending Party or any Affiliate of any Lending Party, or any officer, director, employee, agent, or advisor of any Lending Party or any Affiliate of any Lending Party, (b) to any other Person if reasonably incidental to the administration of the credit facility provided herein, (c) as required by any Law, rule or regulation,
(d) upon the order of any court or administrative agency, (e) upon the request or demand of any regulatory agency or authority, (f) that is or becomes available to the public or that is or becomes available to any Lending Party other than as a result of a disclosure by any Lending Party prohibited by this Agreement, (g) in connection with any litigation to which such Lending Party or any of its affiliates may be a party relating to the Obligations or any Loan Paper, (h) to the extent necessary in connection with the exercise of any remedy under this Agreement or any other Loan Paper, and (i) subject to provisions substantially similar to those contained in this Section 14.17, to any actual or proposed participant or assignee.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective Authorized Officers on the day and year first above written.

                          [signature pages to follow]

                               SIGNATURE PAGE TO
                               CREDIT AGREEMENT
                                 BY AND AMONG
                  WHITING PETROLEUM CORPORATION, AS BORROWER,
                    BANK ONE, NA, AS ADMINISTRATIVE AGENT,
                     THE OTHER AGENTS A PARTY THERETO, AND
                       THE FINANCIAL INSTITUTIONS LISTED
                       ON SCHEDULE 1.1 THERETO, AS BANKS



BORROWER:
---------

WHITING PETROLEUM CORPORATION,
a Delaware corporation

By:     /s/ James J. Volker
        ---------------------------
Name:   James J. Volker
        -----------------------
Title:  CEO
        -----------

Address for Notice:

Mile High Center
1700 Broadway
Suite 2300
Denver, Colorado  80290-2301
Attn:  James J. Volker
Fax No. (303) 390-5594

                               SIGNATURE PAGE TO
                               CREDIT AGREEMENT
                                 BY AND AMONG
                  WHITING PETROLEUM CORPORATION, AS BORROWER,
                    BANK ONE, NA, AS ADMINISTRATIVE AGENT,
                     THE OTHER AGENTS A PARTY THERETO, AND
                       THE FINANCIAL INSTITUTIONS LISTED
                       ON SCHEDULE 1.1 THERETO, AS BANKS


ADMINISTRATIVE AGENT:
---------------------

BANK ONE, NA,
as Administrative Agent


By:   /s/ J. Scott Fowler
      -------------------------
        J. Scott Fowler,
        Director, Capital Markets




BANK:
-----

BANK ONE, NA


By:   /s/ J. Scott Fowler
      -------------------------------
        J. Scott Fowler,
        Director, Capital Markets

                              SIGNATURE PAGE TO
                               CREDIT AGREEMENT
                                 BY AND AMONG
                  WHITING PETROLEUM CORPORATION, AS BORROWER,
                    BANK ONE, NA, AS ADMINISTRATIVE AGENT,
                     THE OTHER AGENTS A PARTY THERETO, AND
                       THE FINANCIAL INSTITUTIONS LISTED
                       ON SCHEDULE 1.1 THERETO, AS BANKS




SYNDICATION AGENT:
------------------

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Syndication Agent


By:    /s/ Philip Trinder
       ------------------------
Name:  Philip Trinder
       --------------------
Title: Vice President
       --------------------



BANK:

WACHOVIA BANK, NATIONAL ASSOCIATION


By:    /s/ Philip Trinder
       ------------------------
Name:  Philip Trinder
       --------------------
Title: Vice President
       --------------------

                              SIGNATURE PAGE TO
                               CREDIT AGREEMENT
                                 BY AND AMONG
                  WHITING PETROLEUM CORPORATION, AS BORROWER,
                    BANK ONE, NA, AS ADMINISTRATIVE AGENT,
                     THE OTHER AGENTS A PARTY THERETO, AND
                       THE FINANCIAL INSTITUTIONS LISTED
                       ON SCHEDULE 1.1 THERETO, AS BANKS

                                 SCHEDULE 1.1
                                 ------------

                            Financial Institutions

======================================== ========================= ===========================
Banks                                       Commitment Amount        Commitment Percentage
---------------------------------------- ------------------------- ---------------------------
Bank One, NA                                   $192,500,000                  55.00%
---------------------------------------- ------------------------- ---------------------------
Wachovia Bank, National Association            $157,500,000                  45.00%
---------------------------------------- ------------------------- ---------------------------
Totals:                                        $350,000,000                 100.00%
======================================== ========================= ===========================



================================== =============================== =============================== ===============================
Banks                                 Domestic Lending Office        Eurodollar Lending Office           Address for Notice
---------------------------------- ------------------------------- ------------------------------- -------------------------------
Bank One, NA                       1717 Main Street                1717 Main Street                1717 Main Street
                                   4th Floor                       4th Floor                       4th Floor
                                   Mail Code TX1-2448              Mail Code TX1-2448              Mail Code TX1-2448
                                   Dallas, Texas 75201             Dallas, Texas 75201             Dallas, Texas 75201
                                   Attn:  J. Scott Fowler          Attn:  J. Scott Fowler          Attn:  J. Scott Fowler
                                   Tel. No. (214) 290-2162         Tel. No. (214) 290-2162         Tel. No. (214) 290-2162
                                   Fax No. (214) 290-2332          Fax No. (214) 290-2332          Fax No. (214) 290-2332
---------------------------------- ------------------------------- ------------------------------- -------------------------------
Wachovia Bank, National            1001 Fannin, Suite 2255         1001 Fannin, Suite 2255         1001 Fannin, Suite 2255
Association                        Houston, Texas  77002           Houston, Texas  77002           Houston, Texas  77002
                                   Attn: Debbie Blank              Attn: Debbie Blank              Attn: Philip Trinder
                                   Tel. No. (713) 346-2727         Tel. No. (713) 346-2727         Tel. No. (713) 346-2707
                                   Fax No. (713) 650-6354          Fax No. (713) 650-6354          Fax No. (713) 650-6354
---------------------------------- ------------------------------- ------------------------------- -------------------------------



Administrative Agent - Address:
1717 Main Street, 4th Floor
Mail Code TX1-2448
Dallas, Texas 75201
Attn: J. Scott Fowler
Tel. No. (214) 290-2162
Fax No. (214) 290-2332